                                      As filed via EDGAR with the Securities and
                                          Exchange Commission on August 30, 2002

                                                               File No. 811-7843
                                                      Registration No. 333-13317
----------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           |X|

                         Pre-Effective Amendment No.                         |_|

                         Post-Effective Amendment No. 16                     |X|

                                       and/or

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        | |

                                 Amendment No. 19                            |X|

                         -------------------------------
                            MUTUAL FUND SELECT GROUP
               (Exact Name of Registrant as Specified in Charter)


                                 522 Fifth Avenue
                            New York, New York 10036
               --------------------------------------------------
                     (Address of Principal Executive Office)

       Registrant's Telephone Number, including Area Code: 1-800-348-4782

                                   Copies to:

Sharon Weinberg                                    John E. Baumgardner, Jr., Esq.
J.P. Morgan Fund Distributors, Inc.                Sullivan & Cromwell
522 Fifth Avenue                                   125 Broad Street
New York, New York 10036                           New York, New York 10004

----------------------------------------------------------------------------
(Name and Address of Agent for Service)

It is proposed that this filing will become effective:

         [ ]     Immediately upon filing pursuant to        [ ]     on (date) pursuant to
                 paragraph (b)                                      paragraph (b)
         [X]     60 days after filing pursuant to           [ ]     on (date) pursuant to
                 paragraph (a)(1)                                   paragraph (a)(1) rule 485.
         [ ]     75 days after filing pursuant to           [ ]     on (date) pursuant to
                 paragraph (a)(2)                                   paragraph (a)(2) rule 485.

If appropriate, check the following box:

         [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                -------------

The information in this prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell nor does it seek an offer to buy these securities in any state where the offer or sale is not permitted.

PROSPECTUS OCTOBER 31, 2002
SUBJECT TO COMPLETION DATED AUGUST 30, 2002


JPMORGAN TAX AWARE FUNDS


TAX AWARE LARGE CAP VALUE FUND
TAX AWARE LARGE CAP GROWTH FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS
Tax Aware Large Cap Value Fund                                1

Tax Aware Large Cap Growth Fund                               7

Tax Aware Investing                                          13

The Funds' Management and Administration                     14

How Your Account Works                                       15

   Buying Fund Shares                                        15

   Selling Fund Shares                                       16

   Other Information Concerning the Funds                    17

   Distributions and Taxes                                   17

   Risk and Reward Elements                                  19

Financial Highlights                                         22

How To Reach Us                                      Back cover

JPMORGAN TAX AWARE LARGE CAP VALUE FUND
                 FORMERLY JPMORGAN SELECT EQUITY INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 19-21.

THE FUND'S OBJECTIVE

The Fund seeks to provide income and capital appreciation while minimizing taxable capital gain distributions from a portfolio of large cap equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its Assets in equity investments of large-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Large-cap companies have a market capitalization over $2 billion at the time of purchase. Market capitalization is the total market value of a company's shares. The companies the Fund chooses typically have a large number of publicly held shares and high trading volumes.

J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)), the Fund's adviser, will try to identify companies which are determined to be as undervalued according to the adviser's proprietary research, while underweighting or avoiding those that appear overvalued.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, REITs, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund seeks to minimize shareholders' tax liability in connection with the Fund's distribution of realized capital gains. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security with a capital loss. However, the dividend income earned by the Fund will be taxed as ordinary income. Shareholders will also pay taxes when they sell shares of the Fund at a gain.

The Fund may invest any portion of its assets that is not in equity securities in high quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments, for risk management. Derivatives may also be used as substitutes for securities in which the Fund can invest.


The Fund may change any of these investment policies (including its invest-

[SIDENOTE]
BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.


[SIDENOTE]
FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS AND THE IMPLEMENTATION OF THE TAX AWARE STRATEGY.

ment objective) without shareholder approval. The Fund is diversified as defined in the Investment Company Act of 1940.

INVESTMENT PROCESS

In managing the Fund, the adviser employs a process that combines fundamental research for identifying portfolio securities and disciplined portfolio construction methods.

Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each sector group according to their relative value. The Fund's management team then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:

- value characteristics such as price to book, price to equity and price to cash flow

-    catalysts that could trigger a change in a stock's price

-    potential reward compared to potential risk

-    temporary mispricings caused by market overreactions

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of the shares will be influenced by market conditions as well as the performance of the companies selected for the Fund's portfolio.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interests. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by the management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.


[SIDENOTE]
INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

The Fund's tax aware strategies may require trade-offs that reduce pre-tax returns.


[SIDENOTE]
WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

-    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

-    WANT TO ADD AN INVESTMENT THAT SEEKS INCOME AND CAPITAL APPRECIATION

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

- ARE INDIVIDUALS WHO COULD BENEFIT FROM A STRATEGY THAT PURSUES CAPITAL APPRECIATION FROM AN AFTER-TAX PERSPECTIVE

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

-    WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR

     INDUSTRIES OR SECTORS

-    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

-    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

-    ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one, five and ten years. It compares that performance to the Russell 1000(R) Value Index, S&P 500 Index and the Lipper Equity Income Funds Index, widely recognized market benchmarks. In the past, the Fund has compared its performance to the S&P 500 Index, but currently, the Fund compares its performance to the Russell 1000(R) Value Index. The Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The adviser believes that the Russell 1000(R) Value Index is more appropriate since it more accurately reflects the Fund's investment strategy.

Past performance (before and after taxes) is not necessarily an indication of how this Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1992            14.10%
1993            13.31%
1994            -3.60%
1995            32.61%
1996            22.48%
1997            31.27%
1998            11.88%
1999             2.55%
2000            -2.29%
2001           -12.29%


BEST QUARTER                     16.85%
                      4th quarter, 1998

WORST QUARTER                   -12.12%
                      3rd quarter, 2001


* ON 1/1/97, THE FUND RECEIVED THE ASSETS OF A COMMON TRUST FUND WHICH HAD BEEN MAINTAINED BY A PREDECESSOR OF JPMORGAN CHASE BANK. THE PERFORMANCE OF THE FUND BEFORE THAT DATE IS BASED ON THE HISTORICAL PERFORMANCE OF THAT COMMON TRUST FUND. THE HISTORICAL PERFORMANCE OF SHARES OF THE PREDECESSOR COMMON TRUST FUND HAS BEEN ADJUSTED TO REFLECT THE FUND'S EXPENSE LEVELS (ABSENT REIMBURSEMENTS) THAT WERE IN PLACE AT THE TIME THE FUND RECEIVED THE COMMON TRUST FUND ASSETS.
(1)  THE FUND'S FISCAL YEAR END IS 12/31.

AVERAGE ANNUAL TOTAL RETURNS(%)

Shows performance over time, for periods ended December 31, 2001*


                                                PAST 1 YR.    PAST 5 YRS.   PAST 10 YRS.
-----------------------------------------------------------------------------------------
 SELECT CLASS SHARES -- RETURN BEFORE TAXES         -12.29        5.24         10.08

 SELECT CLASS SHARES -- RETURN AFTER TAXES
 ON DISTRIBUTIONS                                   -12.60        2.00          N/A(1)

 SELECT CLASS SHARES -- RETURN AFTER TAXES
 ON DISTRIBUTIONS AND SALE OF FUND SHARES            -7.48        3.59          N/A(1)

 RUSSELL 1000(R)VALUE INDEX (REFLECTS
 NO DEDUCTION FOR FEES, EXPENSES OR TAXES)           -5.59       11.13         14.13

 S&P 500 INDEX (REFLECTS NO DEDUCTION
 FOR FEES, EXPENSES OR TAXES)                       -11.88       10.70         12.94

 LIPPER EQUITY INCOME FUNDS INDEX
 (REFLECTS NO DEDUCTION FOR TAXES)                   -5.20        8.57         11.18


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    SEE FOOTNOTE ON PREVIOUS PAGE.
(1) AFTER-TAX RETURNS HAVE NOT BEEN CALCULATED FOR THE PERIODS PRIOR TO 1/1/97, DUE TO DIFFERENT TAX AND DISTRIBUTION REQUIREMENTS OF THE PREDECESSOR COMMON TRUST FUND.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of the Select Class Shares are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS SHARES ASSETS)


 MANAGEMENT FEES                                                           0.40

 DISTRIBUTION (RULE 12b-1) FEES                                            NONE

 SHAREHOLDER SERVICE FEES                                                  0.25

 OTHER EXPENSES(1)                                                         0.22
--------------------------------------------------------------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES(2)                                   0.87
--------------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED DURING THE FISCAL YEAR ENDED 10/31/01 AFTER WHICH THE FUND CHANGED ITS FISCAL YEAR END TO 12/31.
(2) JPMORGAN CHASE BANK HAS AGREED TO VOLUNTARILY REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE FUND'S SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.85% OF ITS AVERAGE DAILY NET ASSETS. THIS REIMBURSEMENT ARRANGEMENT CAN BE CHANGED OR TERMINATED AT ANY TIME AT THE OPTION OF JPMORGAN CHASE BANK.


EXAMPLE

The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:


- $10,000 initial investment,

- 5% return each year, and

- the operating expenses are not waived and remain the same as shown above.

The example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.



                                1 YR.      3 YRS.      5 YRS.      10 YRS.
--------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)    89         278         482         1,073

JPMORGAN TAX AWARE LARGE CAP GROWTH FUND
                     FORMERLY JPMORGAN SELECT LARGE CAP GROWTH FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 19-21.

THE FUND'S OBJECTIVE

The Fund seeks to provide long term capital growth while minimizing taxable capital gain distributions from a portfolio of large cap equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its Assets in equity investments of large-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Large-cap companies have a market capitalization over $2 billion at the time of purchase. Market capitalization is the total market value of a company's shares. The companies the Fund chooses typically have a large number of publicly held shares and high trading volumes.

JPMFAM (USA), the Fund's adviser, will try to identify high quality large companies with above-average earnings growth, favorable earnings prospects, seasoned management and leadership positions in their industries. The Fund will sell a stock if the adviser feels that the issuer no longer meets the growth criteria listed above or if it believes that more attractive opportunities are available.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, REITs, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund seeks to minimize shareholders' tax liability in connection with the Fund's distribution of realized capital gains by minimizing the net gains available for distribution. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gain, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security with a capital loss. However, the dividend income earned by the Fund will be taxed as ordinary income.

The Fund may invest any portion of its assets that is not in equity securities in high quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various


[SIDENOTE]
BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.


[SIDENOTE]
FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS AND THE IMPLEMENTATION OF THE TAX AWARE STRATEGY.

investments, for risk management. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

INVESTMENT PROCESS

In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks using the research and valuation rankings as a basis. Along with attractive valuation, the Fund's adviser often considers a number of other criteria:

- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of the shares will be influenced by market conditions as well as the performance of the companies selected for the Fund's portfolio.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interests. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by the management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

Investing a substantial portion of its assets in money market instruments, repurchase agreements or U.S. government debt securities, including where the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.

Derivatives may be more risky than other types of investments because they may respond more to changes in

[SIDENOTE]
INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund's tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pre-tax returns.


[SIDENOTE]
WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

-    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

-    WANT TO ADD AN INVESTMENT THAT SEEKS CAPITAL GROWTH

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

- ARE INDIVIDUALS WHO COULD BENEFIT FROM A STRATEGY THAT PURSUES LONG TERM CAPITAL GROWTH FROM AN AFTER-TAX PERSPECTIVE


THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

-    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

-    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

-    ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one, five and ten years. It compares that performance to the Russell 1000(R) Growth Index, S&P 500/BARRA Growth Index and the Lipper Large-Cap Growth Funds Index, widely recognized market benchmarks. In the past, the Fund has compared its performance to the S&P 500/BARRA Growth Index, but currently, the Fund compares its performance to the Russell 1000(R) Growth Index instead. The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The adviser believes that the Russell 1000(R) Growth Index is more appropriate since it more accurately reflects the Fund's investment strategy.

Past performance (before and after taxes) is not necessarily an indication of how this Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1992             8.15%
1993             6.93%
1994             2.47%
1995            33.18%
1996            14.45%
1997            32.87%
1998            40.85%
1999            37.33%
2000           -24.72%
2001           -17.55%

BEST QUARTER                          25.96%
                           4th quarter, 1998

WORST QUARTER                        -18.04%
                           3rd quarter, 2001

* ON 1/1/97, THE FUND RECEIVED THE ASSETS OF A COMMON TRUST FUND WHICH HAD BEEN MAINTAINED BY A PREDECESSOR OF JPMORGAN CHASE BANK. THE PERFORMANCE OF THE FUND BEFORE THAT DATE IS BASED ON THE HISTORICAL PERFORMANCE OF THAT COMMON TRUST FUND. THE HISTORICAL PERFORMANCE OF SHARES OF THE PREDECESSOR COMMON TRUST FUND HAS BEEN ADJUSTED TO REFLECT THE FUND'S EXPENSE LEVELS (ABSENT REIMBURSEMENTS) THAT WERE IN PLACE AT THE TIME THE FUND RECEIVED THE COMMON TRUST FUND ASSETS.
(1)  THE FUND'S FISCAL YEAR END IS 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2001*


                                                  PAST 1 YR.     PAST 5 YRS.    PAST 10 YRS.
----------------------------------------------------------------------------------------------
 SELECT CLASS SHARES -- RETURN BEFORE TAXES         -17.55        9.79              11.16

 SELECT CLASS SHARES -- RETURN AFTER TAXES
 ON DISTRIBUTIONS                                   -17.64        6.41               N/A(1)

 SELECT CLASS SHARES -- RETURN AFTER TAXES
 ON DISTRIBUTIONS AND SALE OF FUND SHARES           -10.69        8.32               N/A(1)

 RUSSELL 1000(R)GROWTH INDEX (REFLECTS
 NO DEDUCTION FOR FEES, EXPENSES OR TAXES)          -20.42        8.27              10.79

 S&P 500/BARRA GROWTH INDEX (REFLECTS
 NO DEDUCTION FOR FEES, EXPENSES OR TAXES)          -12.73       11.07               12.30

 LIPPER LARGE-CAP GROWTH FUNDS INDEX
 (REFLECTS NO DEDUCTION FOR TAXES)                  -23.87        7.50               10.60


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    SEE FOOTNOTE ON PREVIOUS PAGE.
(1) AFTER-TAX RETURNS HAVE NOT BEEN CALCULATED FOR THE PERIODS PRIOR TO 1/1/97, DUE TO DIFFERENT TAX AND DISTRIBUTION REQUIREMENTS OF THE PREDECESSOR COMMON TRUST FUND.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of the Fund's Select Class Shares are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS SHARES ASSETS)


 MANAGEMENT FEES                                                         0.40

 DISTRIBUTION (RULE 12b-1) FEES                                          NONE

 SHAREHOLDER SERVICE FEES                                                0.25

 OTHER EXPENSES(1)                                                       0.20
--------------------------------------------------------------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES(2)                                 0.85
--------------------------------------------------------------------------------


(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED DURING THE FISCAL YEAR ENDED 10/31/01 AFTER WHICH THE FUND CHANGED ITS FISCAL YEAR END TO 12/31.
(2) JPMORGAN CHASE BANK HAS AGREED TO VOLUNTARILY REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE FUND'S SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.85% OF ITS AVERAGE DAILY NET ASSETS. THIS REIMBURSEMENT ARRANGEMENT CAN BE CHANGED OR TERMINATED AT ANY TIME AT THE OPTION OF JPMORGAN CHASE BANK.


EXAMPLE

The example below is intended to help you compare the cost of investing in the Fund's Select Class Shares with the cost of investing in other mutual funds. The example assumes:


- $10,000 initial investment,

- 5% return each year, and

- the operating expenses are not waived and remain the same as shown above.

The example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.


                                1 YR.      3 YRS.      5 YRS.      10 YRS.
--------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)    87         271         471         1,049

TAX AWARE INVESTING


TAX AWARE INVESTING

Most mutual funds focus on pre-tax returns and largely ignore shareholder tax considerations. By contrast, the Funds attempt to achieve their investment objectives for shareholders by balancing investment considerations and tax considerations. The Funds seek to achieve returns primarily in the form of price appreciation (which is not subject to current tax until a Fund sells the appreciated security). The Tax Aware Large Cap Value Fund may also generate dividend income that will be taxed as ordinary income. The Funds seek to minimize distributions of realized short-term gains (taxed as ordinary income). Among the techniques and strategies used in the tax-efficient management of the Funds are the following:


-    employing a long-term approach to investing;

-    attempting to minimize net realized short-term gains;

- when appropriate, selling stocks trading below their tax cost to realize losses;

-    in selling appreciated stocks, selecting the most tax-favored share lots;
     and

- selectively using tax-advantaged hedging techniques as an alternative to taxable sales.

The Funds generally intend to pay redemption proceeds in cash; however, each Fund reserves the right at its sole discretion to pay redemptions over $250,000 in-kind.

An in-kind redemption payment can shield a Fund -- and other shareholders -- from tax liabilities that might otherwise be incurred if a Fund had to sell portfolio securities in order to satisfy redemptions.

Investors can expect the Funds generally to distribute a smaller percentage of returns each year than most other equity mutual funds. There can be no assurance, however, that taxable distributions can always be avoided.

THE FUNDS' MANAGEMENT AND ADMINISTRATION

Each Fund is a series of Mutual Fund Select Group, a Massachusetts business trust. The trustees of the trust are responsible for overseeing all business activities.

THE FUNDS' INVESTMENT ADVISER
JPMFAM (USA) is the investment adviser to the Funds and makes the day-to-day investment decisions for each Fund. JPMFAM (USA) is a wholly owned subsidiary of JPMorgan Chase Bank, which is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMFAM (USA) is located at 522 Fifth Avenue, New York, NY 10036.

During the most recent fiscal year, the adviser was paid management fees (net of waivers), as a percentage of average daily net assets as follows:

                                           FISCAL
 FUND                                      YEAR ENDED    %
------------------------------------------------------------
 TAX AWARE LARGE CAP VALUE FUND            12/31/01     0.28

 TAX AWARE LARGE CAP GROWTH FUND           12/31/01     0.39

THE PORTFOLIO MANAGERS

TAX AWARE LARGE CAP VALUE FUND

The portfolio management team is led by Robert Jacob, Vice President of the adviser and CFA, and Brian Green, Vice President of the adviser and CFA. Mr. Jacob has been employed at JPMFAM(USA) or one of its affiliates since 1995. Mr. Green has been employed at JPMFAM(USA) or one of its affiliates since 1994. Messrs. Jacob and Green manage equity and balanced portfolios in the Private Client Group.

TAX AWARE LARGE CAP GROWTH FUND

The portfolio management team is led by Peter E. Miller, Managing Director of the adviser, and Peter Zuleba, Vice President of the adviser. Messrs. Miller and Zuleba have been employed with JPMFAM (USA) or one of its affiliates since 1989 and are portfolio managers in the Private Banking Group.

THE FUNDS' ADMINISTRATOR

JPMorgan Chase Bank (Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Funds have agreements with certain shareholder servicing agents (including JPMorgan Chase Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the shares of each Fund held by investors serviced by the shareholder servicing agent.

The adviser and/or the distributor may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUNDS' DISTRIBUTOR

J.P. Morgan Fund Distributors, Inc. is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES

You do not pay any sales charge (sometimes called a load) when you buy Select Shares in these Funds. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything a particular Fund owns, minus everything it owes, divided by the number of shares held by investors. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing.

The NAV of each class of shares is calculated once each day at the close of regular trading on the New York Stock Exchange (NYSE). You will pay the next NAV calculated after the JPMorgan Fund Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

You can buy shares in two ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRM

Tell your representative or firm which Funds you want to buy and he or she will contact us. Your representative or firm may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives or firms charge a single fee that covers all services. Your representative or firm may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

The JPMorgan Funds Service Center accepts purchase orders on any business day that the NYSE is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the NYSE, we will process your order at that day's price.

You must provide a Taxpayer Identification Number when you open an account. Each Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash or checks from a third party. If you purchase shares by check, you may sell these shares as described below; however, proceeds from that sale will not be made available to you until 15 calendar days after such purchase check was received by the JPMorgan Funds Service Center. If you buy through an Automated Clearing House, you cannot sell your shares until the payment clears. That could take more than seven business days.

Your purchase will be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds. Orders by wire will be canceled if the JPMorgan Funds Service Center does not receive payment by 4:00 p.m. Eastern time on the settlement date.

MINIMUM INVESTMENTS

Investors must buy a minimum of $1,000,000 worth of Select Class Shares in a Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Select Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. Each Fund may waive this minimum at its discretion.

SELLING FUND SHARES

When you sell your shares you will receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Funds Service Center must receive your request before the close of regular trading on the NYSE. We will need the names of the registered shareholders and your account number before we can sell your shares.

Under normal circumstances, if the JPMorgan Funds Service Center receives your order before the close of regular trading on the NYSE, the Funds will make available to you the proceeds the next business day. If, however, you purchased your shares by check, and you wish to sell these shares, your purchase check will be deemed to take 15 calendar days in which to clear after which time the proceeds will be made available to you. The Funds may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You will need to have your signature guaranteed if you want your payment sent to an address other than the one we have in our records. We may also need additional documents or a letter from a surviving joint owner before selling the shares.

You may sell shares in two ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRM

Tell your representative or firm which Funds you want to sell. They will send all necessary documents to the JPMorgan Funds Service Center.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire.

REDEMPTIONS-IN-KIND

Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES

You can exchange your Select Class Shares for shares of the same class in certain other JPMorgan Funds. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Funds you want to buy before making an exchange. Call 1-800-348-4782 for details.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

EXCHANGING BY PHONE

You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Funds Service Center or your investment representative.

OTHER INFORMATION CONCERNING THE FUNDS

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the investment minimum noted above for 30 days as a result of selling shares. We will give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The applicable Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

You may write to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

Each Fund may issue multiple classes of shares. This prospectus relates only to Select Shares of the Funds. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

DISTRIBUTIONS AND TAXES

Each Fund can earn income and it can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Tax Aware Large Cap Value Fund generally distributes any net investment income at least monthly. The Tax Aware Large Cap Growth Fund generally distributes any net investment income at least quarterly. Each Fund distributes net capital gains, if any, annually. The Funds may decide to make more or fewer distributions in a given year.

You have three options for your distributions. You may:

-    reinvest all of them in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will pay all distributions in cash. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Social Security Number or Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax adviser to see how investing in a Fund will affect your own tax situation.

RISK AND REWARD ELEMENTS

This table identifies the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help the Funds manage risk.

POTENTIAL RISKS                            POTENTIAL REWARDS                            POLICIES TO BALANCE RISK AND REWARD
---------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT CHOICES
-  A Fund could underperform its           -  A Fund could outperform its benchmark     -  The adviser focuses its active
   benchmark due to its securities and        due to these same choices                    management on securities selection,
   asset allocation choices                                                                the area where it believes its
                                                                                           commitment to research can most
                                                                                           enhance returns

MARKET CONDITIONS
-  Each Fund's share price and             -  Stocks have generally outperformed        -  Under normal circumstances the Funds
   performance will fluctuate in              more stable investments (such as             plan to remain fully invested in
   response to stock market movements         bonds and cash equivalents) over the         accordance with their policies.
-  Adverse market conditions may from         long term.                                   Equity investments may include U.S.
   time to time cause a Fund to take                                                       and foreign common stocks,
   temporary defensive positions that                                                      convertible securities, preferred
   are inconsistent with its principal                                                     stocks, trust or partnership
   investment strategies and may hinder                                                    interests, warrants, rights, REIT
   the Fund from achieving its                                                             interests and investment company
   investment objective                                                                    securities
                                                                                        -  The Funds seek to limit risk through
                                                                                           active management and diversification
                                                                                        -  During severe market downturns, the
                                                                                           Funds have the option of investing up
                                                                                           to 100% of assets in high quality
                                                                                           short-term instruments

SECURITIES LENDING
-  When a Fund lends a security, there     -  A Fund may enhance income through the     -  The adviser maintains a list of
   is a risk that the loaned securities       investment of the collateral received        approved borrowers
   may not be returned if the borrower        from the borrower                         -  A Fund receives collateral equal to
   defaults                                                                                at least 100% of the current value of
-  The collateral will be subject to the                                                   securities loaned plus accrued
   risks of the securities in which it                                                     interest
   is invested                                                                          -  The lending agent indemnifies a Fund
                                                                                           against borrower default
                                                                                        -  Funds' collateral investment
                                                                                           guidelines limit the quality and
                                                                                           duration of collateral investment to
                                                                                           minimize losses
                                                                                        -  Upon recall, the borrower must return
                                                                                           the securities loaned within the
                                                                                           normal settlement period

POTENTIAL RISKS                            POTENTIAL REWARDS                            POLICIES TO BALANCE RISK AND REWARD
---------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES
-  Derivatives such as futures, options,   -  Hedges that correlate well with           -  The Funds use derivatives for hedging
   swaps and forward foreign currency         underlying positions can reduce or           and tax and risk management purposes
   contracts that are used for hedging        eliminate losses at low cost                 (i.e., to establish or adjust
   the portfolio or specific securities    -  A Fund could make money and protect          exposure to particular securities or
   may not fully offset the underlying        against losses if the investment             markets); risk management may include
   positions and this could result in         analysis proves correct                      management of a Fund's exposure
   losses to a Fund that would not have    -  Derivatives that involve leverage            relative to its benchmark.
   otherwise occurred                         could generate substantial gains at       -  The Funds only establish hedges that
-  Derivatives used for risk management       low cost                                     they expect will be highly correlated
   may not have the intended effects and                                                   with underlying positions
   may result in losses or missed                                                       -  While the Funds may use derivatives
   opportunities                                                                           that incidentally involve leverage,
-  The counterparty to a derivatives                                                       they do not use them for the specific
   contract could default                                                                  purpose of leveraging their
-  Derivatives that involve leverage                                                       portfolios
   could magnify losses
-  Certain types of derivatives involve
   costs to the Funds which can reduce
   returns
-  Derivatives may, for tax purposes,
   affect the character of gain and loss
   realized by a Fund, accelerate
   recognition of income to a Fund,
   affect the holding period of a Fund's
   assets and defer recognition of
   certain of a Fund's losses.

ILLIQUID HOLDINGS
-  A Fund could have difficulty valuing    -  These holdings may offer more             -  No Fund may invest more than 15% of
   these holdings precisely                   attractive yields or potential growth        its net assets in illiquid holdings
-  A Fund could be unable to sell these       than comparable widely traded             -  To maintain adequate liquidity and to
   holdings at the time or price it           securities                                   meet redemptions, each Fund may hold
   desires                                                                                 high quality short-term securities
                                                                                           (including repurchase agreements and
                                                                                           reverse repurchase agreements), and,
                                                                                           for temporary or extraordinary
                                                                                           purposes may borrow from banks up to
                                                                                           33 1/3% of the value of its total
                                                                                           assets or draw on a line of credit

WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES
-  When a Fund buys securities before      -  A Fund can take advantage of              -  Each Fund segregates liquid assets to
   issue or for delayed delivery, it          attractive transaction opportunities         offset leverage risk
   could be exposed to leverage risk if
   it does not segregate liquid assets

POTENTIAL RISKS                            POTENTIAL REWARDS                            POLICIES TO BALANCE RISK AND REWARD
---------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM TRADING
-  Increased trading could raise a         -  A Fund could realize gains in a short     -  The Funds will generally avoid
   Fund's brokerage and related costs         period of time                               short-term trading, except to take
-  Increased short-term capital gains      -  A Fund could protect against losses          advantage of attractive or unexpected
   distributions could raise                  if a stock is overvalued and its             opportunities or to meet demands
   shareholders' income tax liability         value later falls                            generated by shareholder activity

FOREIGN INVESTMENTS
-  Currency exchange rate movements        -  Favorable exchange rate movements         -  Each Fund anticipates that its total
   could reduce gains or create losses        could generate gains or reduce losses        foreign investments will not exceed
-  A Fund could lose money because of      -  Foreign investments, which represent         20% of total assets
   foreign government actions, political      a major portion of the world's            -  Each Fund actively manages the
   instability, or lack of adequate and       securities, offer attractive                 currency exposure of its foreign
   accurate information                       potential performance and                    investments relative to its
                                              opportunities for diversification            benchmark, and may hedge back into
                                                                                           the U.S. dollar from time to time
                                                                                           (see also "Derivatives")

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five periods. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by PricewaterhouseCoopers LLP, except as noted, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.

JPMORGAN TAX AWARE LARGE CAP VALUE FUND(1),(2)



                                                          1/01/02
                                                          THROUGH     11/01/01                YEAR ENDED               1/01/97(4)
                                                          6/30/02      THROUGH   -----------------------------------    THROUGH
                                                        (UNAUDITED)  12/31/01(3) 10/31/01 10/31/00 10/31/99 10/31/98   10/31/97
                                                        -----------  ----------- -------- -------- -------- --------   --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                       $19.74       $18.44     $25.57   $27.53   $28.89   $34.22     $28.32
                                                           ------       ------     ------   ------   ------   ------     ------
   Income from investment operations:
     Net investment income                                   0.14         0.03       0.20     0.21     0.65     0.85       0.79
     Net gains or losses on securities (both realized
       and unrealized)                                      (1.74)        1.30      (5.41)    1.40     1.69     1.50       5.90
                                                           ------       ------     ------   ------   ------   ------     ------
     Total from investment operations                       (1.60)        1.33      (5.21)    1.61     2.34     2.35       6.69
                                                           ------       ------     ------   ------   ------   ------     ------
   Less distributions:
     Dividends from net investment income                    0.14         0.03       0.19     0.17     0.67     0.83       0.79
     Distributions from capital gains                          --           --       1.73     3.40     3.03     6.85         --
                                                           ------       ------     ------   ------   ------   ------     ------
     Total distributions                                     0.14         0.03       1.92     3.57     3.70     7.68       0.79

Net asset value, end of period                             $18.00       $19.74     $18.44   $25.57   $27.53   $28.89     $34.22
                                                           ======       ======     ======   ======   ======   ======     ======

TOTAL RETURN                                                (8.15%)(a)    7.20%(a) (21.43%)   6.35%    8.18%    7.62%     23.78%(5)
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in millions)                  $367         $415       $406     $625     $787     $923       $955
RATIOS TO AVERAGE NET ASSETS:(6)
     Net expenses                                           0.76%        0.69%      0.69%    0.68%    0.03%    0.03%      0.03%
     Net investment income                                  1.43%        0.91%      0.93%    0.83%    2.25%    2.85%      2.97%
     Expenses without waivers, reimbursements and
       earnings credits                                     0.85%        0.85%      0.87%    0.80%    0.58%    0.59%      0.59%
     Net investment income without waivers,
       reimbursements and earnings credits                  1.34%        0.75%      0.75%    0.71%    1.70%    2.29%      2.41%
Portfolio turnover rate                                       66%           0%         8%      43%     146%     148%        73%


(1) Formerly the JPMorgan Select Equity Income Fund.
(2) On November 20, 1998, the Fund underwent a split of shares. Prior periods have been restated to reflect the split.
(3) The Fund changed its fiscal year end from October 31 to December 31.
(4) Commencement of Operations.
(5) Not annualized.
(6) Short periods have been annualized.

JPMORGAN LARGE CAP GROWTH FUND(1),(2)


                                                        1/01/02     11/01/01                YEAR ENDED                1/01/97(4)
                                                        THROUGH      THROUGH    -----------------------------------    THROUGH
                                                        6/30/02     12/31/01(3) 10/31/01 10/31/00 10/31/99 10/31/98   10/31/97
                                                        -------     ----------  -------- -------- -------- --------   --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                     $17.39       $16.32     $42.93   $47.54   $37.36   $32.30     $26.01
                                                         ------       ------     ------   ------   ------   ------     ------
   Income from investment operations:
     Net investment income                                 0.03         0.02       0.04     0.04     0.30     0.34       0.28
     Net gains or losses on securities (both realized
       and unrealized)                                    (3.60)        1.07     (11.41)   (0.07)   13.66     8.23       6.29
                                                         ------       ------     ------   ------   ------   ------     ------
     Total from investment operations                     (3.57)        1.09     (11.37)   (0.03)   13.96     8.57       6.57
                                                         ------       ------     ------   ------   ------   ------     ------
   Less distributions:
     Dividends from net investment income                  0.02         0.02       0.04     0.03     0.30     0.34       0.28
     Distributions from capital gains                        --           --      15.20     4.55     3.48     3.17         --
                                                         ------       ------     ------   ------   ------   ------     ------
     Total distributions                                   0.02         0.02      15.24     4.58     3.78     3.51       0.28

Net asset value, end of period                           $13.80       $17.39     $16.32   $42.93   $47.54   $37.36     $32.30
                                                         ======       ======     ======   ======   ======   ======     ======
TOTAL RETURN                                             (20.52%)(a)    6.70%(a) (33.30%)  (0.91%)  39.78%   29.12%     25.32%(5)
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in millions)                 $300         $433       $423     $839     $901     $654       $548
RATIOS TO AVERAGE NET ASSETS:(6)
     Net expenses                                          0.61%        0.55%      0.49%    0.47%    0.03%    0.02%      0.02%
     Net investment income                                 0.36%        0.56%      0.21%    0.08%    0.69%    0.98%      1.12%
     Expenses without waivers, reimbursements and
       earnings credits                                    0.85%        0.85%      0.85%    0.80%    0.59%    0.60%      0.60%
     Net investment income without waivers,
       reimbursements and earnings credits                 0.12%        0.26%     (0.15%)  (0.25%)   0.13%    0.40%      0.54%
Portfolio turnover rate                                      39%           3%        84%      74%      26%      22%        36%


(1) Formerly the JPMorgan Select Large Cap Growth Fund.
(2) On November 20, 1998, the Fund underwent a split of shares. Prior periods have been restated to reflect the split.
(3) The Fund changed its fiscal year end from October 31 to December 31.
(4) Commencement of Operations.
(5) Not annualized.
(6) Short periods have been annualized.

PRIVACY POLICY

Respecting and protecting client privacy has been vital to our business since its inception. By explaining our Privacy Policy to you, we trust that you will better understand how the JPMorgan Funds keep our client information private and secure while using it to serve you better.

PROTECTING THE CONFIDENTIALITY OF OUR CLIENT INFORMATION

We take our responsibility to protect the privacy and confidentiality of our client information very seriously. We maintain physical, electronic and procedural safeguards that comply with United States federal standards to store and secure information about you from unauthorized access, alteration and destruction. Our control policies authorize access to client information only by individuals who need to know that information to provide products and services to you.

WHO IS COVERED BY THE PRIVACY POLICY?

The Privacy Policy applies to the shareholders of JPMorgan Funds and applies only to information related to JPMorgan Funds.

If you decide at some point either to close your account(s) or to become an inactive client, we will continue to adhere to the privacy policies and practices described in this notice.

INFORMATION WE COLLECT ABOUT YOU

We receive information about you from various sources, including: certain non-public personal information about you from information you provide on applications or other forms (such as your address and social security number), and information about your account transactions with us (such as purchases, sales and account balances). We may also collect such information through account inquiries by mail, e-mail or telephone.

SHARING INFORMATION FOR LEGAL AND ROUTINE BUSINESS REASONS AND FOR JOINT
MARKETING

We may disclose non public personal information we collect about you as permitted by law. For example, we may share information with regulatory authorities and law enforcement officials who have jurisdiction over us or if we are required to do so by United States or the applicable law; provide information to protect against fraud; share information with your consent and give account information to check and statement printers and other service providers who work for us. We also may share the information we collect about you, as described above, with firms that perform administrative or marketing services on our behalf or with financial institutions, such as banks, with whom we have joint marketing agreements to provide you with offers of their financial products and services. These companies may receive information about you, but they must safeguard it and not use it for any other purpose.

J.P. MORGAN FUND DISTRIBUTORS, INC.

J.P. Morgan Fund Distributors, Inc., as distributor of the JPMorgan Funds, does not collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to J.P. Morgan Fund Distributors, Inc. nonpublic personal financial information relating to shareholders or prospective shareholders as necessary to perform services for the Funds. In such circumstances, J.P. Morgan Fund Distributors, Inc. adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to protect the security and confidentiality of the information.

If you have any questions regarding this policy, please feel free to contact us at 1-800-348-4782.

              THIS INSIDE BACK COVER IS NOT PART OF YOUR PROSPECTUS

HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

YOU CAN GET A FREE COPY OF THESE DOCUMENTS AND OTHER INFORMATION, OR ASK US ANY QUESTIONS, BY CALLING US AT 1-800-622-4273 OR WRITING TO:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC WASHINGTON, DC 20549-0102. 1-202-942-8090 E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.


             The Fund's Investment Company Act File No. is 811-7843
          (C)J.P. Morgan Chase & Co. All Rights Reserved. October 2002


                                                                      PR-TA-1002

The information in this Statement of Additional Information is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell nor does it seek an offer to buy these securities in any state where the offer or sale is not permitted.

                                 JPMORGAN FUNDS

                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION
                                                                OCTOBER 31, 2002
                                     SUBJECT TO COMPLETION DATED AUGUST 30, 2002

                            MUTUAL FUND SELECT GROUP

                    JPMORGAN TAX AWARE LARGE CAP VALUE FUND
                    JPMORGAN TAX AWARE LARGE CAP GROWTH FUND
                                522 FIFTH AVENUE
                               NEW YORK, NY 10036

    This Statement of Additional Information is not a Prospectus, but contains Additional Information which should be read in conjunction with the Prospectus dated October 31, 2002 for the Funds listed above, as supplemented from time to time. Additionally, this Statement of Additional Information incorporates by reference the financial statements included in the Shareholder Reports relating to the Funds listed above dated December 31, 2001, and the Semi-Annual Report dated June 30, 2002. The Prospectus and the Financial Statements, including the Independent Accountants' Reports, are available, without charge upon request by contacting J.P. Morgan Fund Distributors, Inc. ("JPMFD" or the "Distributor").
Attention: JPMorgan Funds at 522 Fifth Avenue, New York, NY 10036.
    For more information about the Funds and financial statements, simply call or write the JPMorgan Funds Service Center for Select Class Shares at:

  JPMorgan Funds Service Center
  P.O. Box 219392
  Kansas City,MO 64121-9392
  1-800-348-4782

                                                                     SAI-TA-1002

TABLE OF CONTENTS                                   PAGE
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General...........................................    3
Investment Objectives and Policies................    3
Investment Restrictions...........................   16
Trustees..........................................   17
Officers..........................................   20
Codes of Ethics...................................   21
Investment Adviser................................   21
Administrator.....................................   23
Distributor.......................................   24
Shareholder Servicing Agents......................   25
Custodian and Transfer Agent......................   26
Financial Professionals...........................   26
Independent Accountants...........................   27
Expenses..........................................   27
Purchases, Redemptions and Exchanges..............   27
Dividends and Distributions.......................   29
Net Asset Value...................................   29
Performance Information...........................   30
Fund Transactions.................................   33
Massachusetts Trust...............................   34
Description of Shares.............................   35
Distributions and Tax Matters.....................   37
Additional Information............................   42
Financial Statements..............................   43
Appendix A--Description of Security Ratings.......  A-1

                                    GENERAL

    This Statement of Additional Information relates only to the JPMorgan Tax Aware Large Cap Value Fund, formerly known as the JPMorgan Select Equity Income Fund, and the JPMorgan Tax Aware Large Cap Growth Fund, formerly known as the JPMorgan Select Large Cap Group Fund (each a "Fund" and collectively the "Funds"), each of which is a series of Mutual Fund Select Group (the "Trust"), an open-end management investment company formed on October 1, 1996 as a Massachusetts business trust.

    The Trustees of the Trust have authorized the issuance and sale of Select Class Shares for the Funds.

    This Statement of Additional Information describes the financial history, investment objectives and policies, management and operation of each of the Funds in order to enable investors to select the Fund or Funds, which best suit their needs.

    This Statement of Additional Information provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund's current Prospectus (the "Prospectus"). Capitalized terms not otherwise defined herein have the meanings accorded to them in the Prospectus. The Funds' executive offices are located at 522 Fifth Avenue, New York, NY 10036.

    The Funds are advised by J.P. Morgan Fleming Asset Management (USA) Inc. ("JPMFAM (USA)" or the "Adviser").

    Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, an affiliate of the Adviser or any other bank. Shares of the Funds are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

    Effective as of the date of this Statement of Additional Information, the Funds were renamed with the approval of the Board of Trustees of the Trust:

NEW NAMES                                           FORMER NAMES
---------                                           ------------
JPMorgan Tax Aware Large Cap Value Fund             JPMorgan Select Equity Income Fund
  ("Large Cap Value Fund")

JPMorgan Tax Aware Large Cap Growth Fund            JPMorgan Select Large Cap Growth Fund
  ("Large Cap Growth Fund")

    Also effective as of the date of this Statement of Additional Information, the Funds have changed their objectives and strategies as described in the prospectus, with the approval of the Board of Trustees.

                       INVESTMENT OBJECTIVES AND POLICIES

    The Prospectus sets forth the investment objectives and various investment policies applicable to the Funds. The following information supplements and should be read in conjunction with the related sections of the Prospectus.

                                  INVESTMENTS

    The Funds invest primarily in equity securities consisting of exchange-traded, over-the-counter and unlisted common and preferred stocks. A discussion of the various types of equity investments which may be purchased by the Funds appears below. See also "Quality and Diversification Requirements."

    EQUITY SECURITIES. The equity securities in which all of the Funds may invest may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure.

    Preferred stock are securities that represent an ownership interest in a corporation and that give the owner a prior claim over common stock on the corporation's earnings or assets.

    The convertible securities in which the Funds may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock of mainly domestic, but also foreign issuers. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

    The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

    WARRANTS AND RIGHTS. The Funds may invest in common stock warrants that entitle the holder to buy common stock from the issuer at a specific price (the strike price) for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock. Rights are similar to warrants but normally have a shorter duration and are distributed directly by the issuer to shareholders.

    Warrants and rights generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. Warrants and rights will expire worthless if they are not exercised prior to the expiration date.

    REAL ESTATE INVESTMENT TRUSTS. Each Fund may invest in shares of real estate investment trusts ("REITs"), which are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITS or mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. The value of equity trusts will depend upon the value of the underlying properties, and the value of mortgage trusts will be sensitive to the value of the underlying loans or interests.

                              FOREIGN INVESTMENTS

    Each Fund may invest in securities of foreign issuers. The Funds may invest up to 20% of their respective total assets, at the time of purchase, in securities of foreign issuers. This 20% limit is designed to accommodate the increased globalization of companies as well as the re-domiciling of companies for tax treatment purposes. It is not currently expected to be used to increase direct non-U.S. exposure.

    Investors should realize that the value of the Funds' investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of Fund securities and could favorably or unfavorably affect the Funds' operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Funds must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

    Generally, investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to a Fund by domestic companies.

    In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic security exchanges. Accordingly, a Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect Fund liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

    Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other similar securities of foreign issuers. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs are receipts issued by a European financial institution. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security.

    Holders of an unsponsored depositary receipt generally bear all costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities. Since investments in foreign securities may involve foreign currencies, the value of a Funds assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage.

                             ADDITIONAL INVESTMENTS

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each Fund may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and reflect the value each day of such securities in determining its net asset value. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Fund will maintain with the custodian a segregated account with liquid assets, consisting of cash or other liquid assets, in an amount at least equal to such commitments. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other fund obligation, incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults.

    INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by each of the Funds to the extent permitted under the Investment Company Act of 1940 Act ("1940 Act") or any order pursuant thereto. These limits currently require that, as determined immediately after a purchase is made,
(i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund, provided however, that a Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

    The Securities and Exchange Commission ("SEC") has granted an exemptive order permitting the Funds to invest their uninvested cash in any affiliated money market funds. The order sets the following conditions: (1) a Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Adviser will waive and/or reimburse its advisory fee from the Fund in an amount sufficient to offset any doubling up of investment advisory, shareholder servicing and administrative fees.

    REVERSE REPURCHASE AGREEMENTS. Each of the Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for a Fund to be magnified. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, a Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. Each Fund will establish and maintain with the custodian a separate account with a segregated Fund of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. All forms of borrowing (including reverse repurchase agreements and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a fund's total assets.

    LOANS OF FUND SECURITIES. Each of the Funds may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to a Fund and its respective investors. The Funds may pay reasonable finders' and custodial fees in connection with a loan. In addition, a Fund will consider all facts and circumstances before entering into such an agreement, including the creditworthiness of the borrowing financial institution, and no Fund will make any loans in excess of one year. The Funds will not lend their securities to any officer, Trustee, Director, employee or other affiliate of the Funds, the Adviser or the Distributor, unless otherwise permitted by applicable law. All forms of borrowing (including reverse repurchase agreements and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a fund's total assets.

    ILLIQUID INVESTMENTS; PRIVATELY PLACED AND CERTAIN UNREGISTERED
SECURITIES. A Fund may not acquire any illiquid securities if, as a result thereof, more than 15% of the Fund's net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, the Funds may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the 1933 Act and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

    The Funds may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Trustees. The Trustees will monitor the Adviser's implementation of these guidelines on a periodic basis.

    As to illiquid investments, a Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a holding under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

                            MONEY MARKET INSTRUMENTS

    Although the Funds intend under normal circumstances and to the extent practicable, to be fully invested in accordance with their respective objectives, each Fund may invest in money market instruments to the extent consistent with its investment objective and policies. The Funds may make money market investments pending other investment or settlement, for liquidity or in adverse market conditions. A description of the various types of money market instruments that may be purchased by the Funds appears below. Also see "Quality and Diversification Requirements."

    U.S. TREASURY SECURITIES. Each of the Funds may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

    ADDITIONAL U.S. GOVERNMENT OBLIGATIONS. Each of the Funds may invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, each Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which each Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Bank and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

    BANK OBLIGATIONS. Each of the Funds may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $1 billion in total assets and are organized under the laws of the United States or any state,
(ii) foreign branches of these banks or of foreign banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). The Funds will not invest in obligations for which the Adviser, or any of its affiliated persons, is the ultimate obligor or accepting bank. Each of the Funds may also invest in international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank).

    COMMERCIAL PAPER. Each of the Funds may invest in commercial paper, including master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and JPMorgan Chase Bank acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by JPMorgan Chase Bank or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. JPMorgan Chase Bank has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the JPMorgan Chase Bank. Since master demand obligations typically are not rated by credit rating agencies, the Funds may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Adviser to have a credit quality which satisfies the Fund's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Funds do not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of JPMorgan Chase Bank to whom JPMorgan Chase Bank, in its capacity as a commercial bank, has made a loan.

    REPURCHASE AGREEMENTS. Each of the Funds may enter into repurchase agreements with brokers, dealers or banks that meet the Adviser's credit guidelines. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Funds invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Funds will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Funds in each agreement plus accrued interest, and the Funds will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by a Fund may be delayed or limited.

                    QUALITY AND DIVERSIFICATION REQUIREMENTS

    Each of the Funds intends to meet the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of the assets of the Fund: (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of the Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to the Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

    The Funds will also comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Taxes."

    The Funds may invest in convertible debt securities, for which there are no specific quality requirements. In addition, at the time a Fund invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's, the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's, or if no such ratings are available, the investment must be of comparable quality in the Adviser's opinion. At the time a Fund invests in any other short-term debt securities, they must be rated A or higher by Moody's or Standard & Poor's, or if unrated, the investment must be of comparable quality in the Adviser's opinion.

    If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if the bond is backed only by the assets and revenues of the non-governmental user, the non-governmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guaranty is regarded as a separate security and treated as an issue of such guarantor. Since securities issued or guaranteed by states or municipalities are not voting securities, there is no limitation on the percentage of a single issuer's securities. See "Investment Restrictions."

    In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

                        OPTIONS AND FUTURES TRANSACTIONS

    The Funds may (a) purchase and sell exchange traded and over-the-counter
(OTC) put and call options on equity securities or indexes of equity securities,
(b) purchase and sell futures contracts on indexes of equity securities and
(c) purchase and sell put and call options on futures contracts on indexes of equity securities. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index.

    Each Fund may use futures contracts and options for hedging and risk management purposes. See "Risk Management". The Funds may not use futures contracts and options for speculation.

    Each Fund may utilize options and futures contracts to manage its exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures contracts, writing puts and calls, and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of a Fund's overall strategy in a manner deemed appropriate to the Adviser and consistent with the Fund's objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

    The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Fund's return. While the use of these instruments by a Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Adviser applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Fund's return. Certain strategies limit a Fund's possibilities to realize gains as well as limiting its exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, a Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Fund's turnover rate.

    The Funds may purchase put and call options on securities, indexes of securities and futures contracts, or purchase and sell futures contracts, only if such options are written by other persons and if the aggregate premiums paid on all such options and the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of each Fund's total assets.

    PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering an offsetting transaction if a liquid market exists. If the option is allowed to expire, a Fund will lose the entire premium it paid. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

    The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

    The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

    SELLING (WRITING) PUT AND CALL OPTIONS. When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. A Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

    If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a potion of the decline.

    Writing a call option obligates a Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security prices increases.

    The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

    OPTIONS ON INDEXES. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sales of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Fund's investments generally will not match the composition of an index.

    For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position that it has previously entered into. When a Fund purchases an OTC option, it will be relying on its counterparty to perform its obligations, and the Fund may incur additional losses if the counterparty is unable to perform.

    EXCHANGE TRADED AND OTC OPTIONS. All options purchased or sold by the Funds will be traded on a securities exchange or will be purchased or sold by securities dealers (OTC options) that meet creditworthiness standards approved by the Adviser. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, a Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

    Provided that a Fund has arrangements with certain qualified dealers who agree that the Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, a Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

    FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Funds may purchase or sell (write) futures contracts and may purchase and sell put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities and indexes of equity securities.

    Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

    The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Fund are paid by the Fund into a segregated account, in the name of the Futures Commission Merchant, as required by the 1940 Act and the SEC's interpretations thereunder.

    COMBINED POSITIONS. The Funds may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

    CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

    Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

    LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

    POSITION LIMITS. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or the Adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

    ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS POSITIONS. Although the Funds will not be commodity pools, certain derivatives subject the Funds to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in such derivatives. Each Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

    In addition, each Fund will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede Fund management or the Fund's ability to meet redemption requests or other current obligations.

                        SWAPS AND RELATED SWAP PRODUCTS

    The Funds may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

    The Funds may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. A Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that a Fund may be required to pay.

    Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

    The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a "net basis", and a Fund will receive or pay, as the case may be, only the net amount of the two payments.

    The amount of a Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund's potential loss if it sells a cap or collar. If the Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

    The use of swap transactions, caps, floors and collars involves investment techniques and risks which are different from those associated with Fund security transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of a

Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund.

    The Adviser will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

    The Funds will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund's accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Fund's accrued obligations under the agreement.

    The Funds will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Adviser. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

    The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Adviser and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and
(5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are not readily marketable.

    During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund's basis in the contract.

    The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which a Fund may engage in such transactions.

                                RISK MANAGEMENT

    The Funds may employ non-hedging risk management techniques. Risk management strategies are used to keep the Funds fully invested and to reduce the transaction costs associated with cash flows into and out of a Fund.

    The objective where equity futures are used to "equitize" cash is to match the notional value of all futures contracts to a Fund's cash balance. The notional value of futures and of the cash is monitored daily. As the cash is invested in securities and/or paid out to participants in redemptions, the Adviser simultaneously adjusts the futures positions. Through such procedures, a Fund not only gains equity exposure from the use of futures, but also benefits from increased flexibility in responding to client cash flow needs. Additionally, because it can be less expensive to trade a list of securities as a package or program trade rather than as a group of individual orders, futures provide a means through which transaction costs can be reduced. Such non-hedging risk management techniques are not speculative, but because they involve leverage include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

    RISKS ASSOCIATED WITH DERIVATIVE SECURITIES AND CONTRACTS. The risks associated with the Funds' transactions in derivative securities and contracts may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk, and liquidity and valuation risk.

    MARKET RISK. Investments in structured securities are subject to market risk. The interest rate or, in some cases, the principal payable at the maturity of a structured security may change positively or inversely in relation to one or more interest rates, financial indices, currency rates or other financial indicators (reference prices). A structured security may be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on a structured security is a multiple of the change in the reference price. Thus, structured securities may decline in value due to adverse market changes in currency exchange rates and other reference prices. Entering into a derivative contract involves a risk that the applicable market will move against the Fund's position and that the Fund will incur a loss. For derivative contracts other than purchased options, this loss may substantially exceed the amount of the initial investment made or the premium received by the Fund.

    LEVERAGE AND VOLATILITY RISK. Derivative instruments may sometimes increase or leverage the Fund's exposure to a particular market risk. Leverage enhances the price volatility of derivative instruments held by the Fund. If the Fund enters into futures contracts, writes options or engages in certain foreign currency exchange transactions, it is required to maintain a segregated account consisting of cash or liquid assets, hold offsetting portfolio securities or cover written options which may partially offset the leverage inherent in these transactions. Segregation of a large percentage of assets could impede portfolio management or an investor's ability to meet redemption requests.

    CORRELATION RISK. The Fund's success in using derivative contracts to hedge portfolio assets depends on the degree of price correlation between the derivative contract and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative contract, the assets underlying the derivative contract and the Fund's assets.

    CREDIT RISK. Derivative securities and over-the-counter derivative contracts involve a risk that the issuer or counterparty will fail to perform its contractual obligations.

    LIQUIDITY AND VALUATION RISK. Some derivative securities are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of extreme market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative contract, which may make the contract temporarily illiquid and difficult to price. The Fund's ability to terminate over-the-counter derivative contracts may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative securities and contracts, the only source of price quotations may be the selling dealer or counterparty.

                               PORTFOLIO TURNOVER

    The table below sets forth the portfolio turnover rates for the Funds for periods indicated. A rate of 100% indicates that the equivalent of all of the Fund's assets have been sold and reinvested in a year. High Fund turnover may result in the realization of substantial net capital gains or losses. To the extent net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Distributions: Tax Matters."

                                       FOR THE FISCAL       FOR THE FISCAL     FOR THE PERIOD 11/01/01
                                     YEAR ENDED 10/31/00  YEAR ENDED 10/31/01     THROUGH 12/31/01*
                                     -------------------  -------------------  -----------------------
Large Cap Value Fund                             43%                   8%                      0%
Large Cap Growth Fund                            74%                  84%                      3%

  *  The Funds changed their fiscal year ends from 10/31 to 12/31.

                            INVESTMENT RESTRICTIONS

    The investment restrictions below have been adopted by the Trust with respect to each Fund. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities to the market value of the Fund's assets.

    Each Fund:

    (1) May not make any investment inconsistent with the Fund's classification as a diversified investment company under the Investment Company Act of 1940;

    (2) May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

    (3) May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;

    (4)  May not borrow money, except to the extent permitted by applicable law;

    (5) May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

    (6) May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate and
(c) for the Enhanced Income and Tax Aware Enhanced Income Funds, make direct investments in mortgages;

    (7) May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

    (8) May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

    NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The investment restrictions described below are not fundamental policies of the Funds and may be changed by the Trustees. These non-fundamental investment policies require that the Funds:

    (i) May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments which are illiquid;

    (ii) May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules; and

    (iii) May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.

    There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

    For purposes of fundamental investment restrictions regarding industry concentration, JPMFAM (USA) may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports with the Securities and Exchange Commission or other sources. In the absence of such classification or if JPMFAM (USA) determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, JPMFAM
(USA) may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies may be considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

                                    TRUSTEES

    The names of the Trustees of the Funds, together with information regarding their date of birth ("DOB"), positions with the Funds, principal occupations and other board memberships and affiliations, are shown below. The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.

                                                                          NUMBER OF
                                                                        PORTFOLIOS IN
NAME (DOB);                                                            FUND COMPLEX (1)
POSITIONS WITH                           PRINCIPAL OCCUPATIONS           OVERSEEN BY          OTHER DIRECTORSHIPS HELD
THE FUNDS (SINCE)                         DURING PAST 5 YEARS              TRUSTEE            OUTSIDE FUND COMPLEX (1)
-----------------                    ------------------------------  --------------------  ------------------------------
INDEPENDENT TRUSTEES
--------------------
William J. Armstrong (12/04/1941);   Retired; Vice President &                77           None
  Trustee (1987)                     Treasurer of Ingersoll-Rand
                                     Company

Roland E.                            Retired                                  77           Trustee of Janel
  Eppley, Jr. (04/01/1932);                                                                Hydraulics, Inc.
  Trustee (1989)                                                                           (1993-Present)

Ann Maynard Gray (08/22/1945);       Retired; Vice-President of               77           Director of Duke Energy
  Trustee (2001)                     Capital Cities/ABC, Inc.                              Corporation (1997-Present);
                                     (1986-1998); President of                             Director of Elan Corporation
                                     Diversified Publishing Group                          Plc (2001-Present); Director
                                     (1991-1997)                                           of The Phoenix Companies
                                                                                           (2002)

Matthew Healey (08/23/1937);         Retired; Chief Executive                 77           None
  Trustee and President of the       Officer of certain trusts in
  Board of Trustee (2001)            JPMorgan funds (1982-2001)

Fergus Reid, III (08/12/1932);       Chairman & Chief Executive               77           Trustee of Morgan Stanley
  Chairman of the Board (1987)       Officer of Lumelite                                   Funds (1995-Present)
                                     Corporation

James J.                             Retired; Managing Director of            77           Director of Jonathans Landing
  Schonbachler (01/26/1943);         Bankers Trust Company                                 Golf Club, Inc. (2001-Present)
  Trustee (2001)                     (financial services)
                                     (1968-1998); Group Head and
                                     Director of Bankers Trust,
                                     A.G., Zurich and BT Brokerage
                                     Corp. (financial services)

INDEPENDENT TRUSTEES
--------------------
Robert J. Higgins (10/09/1945);      Retired; Fleet Boston                    77           Providian Financial Corp. --
  Trustee (2002)                     Financial President --                                Director; Lincoln Center for
                                     Consumer Banking and                                  Performing Arts -- Trustee;
                                     Investment Services                                   Rhode Island School of Design
                                     (1971-2002)                                           -- Trustee

INTERESTED TRUSTEE
------------------

Leonard M. Spalding (07/20/1935);    Retired; Chief Executive                 77           Director of Greenview Trust
  Trustee (1998)*                    Officer of Chase Mutual Funds                         Co.
                                     (1989-1998); President & Chief
                                     Executive Officer of Vista
                                     Capital Management (investment
                                     management); Chief Investment
                                     Executive of Chase Manhattan
                                     Private Bank (investment
                                     management)

(1) A "Fund Complex" means two or more investment companies that hold themselves out investors as related companies for purposes of investment and investment services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The "JPMorgan Fund Complex" for which the Trustees serve includes 10 investment companies.
  * Mr. Spalding is deemed to be an interested person due to his ownership of J.P. Morgan Chase & Co. ("JPMorgan Chase") stock.

    Each Trustee is elected to serve for an indefinite term. The Trustees decide upon general policies and are responsible for overseeing the Trust's business affairs. The Board of Trustees presently has Audit, Valuation, Investment, and Governance Committees. The members of the Audit Committee are Messrs. Armstrong (Chairman), Eppley and Reid and Ms. Gray. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met four times during the fiscal year ended December 31, 2001. The members of the Valuation Committee are Messrs. Healey (Chairman), Spalding, Schonbachler and Armstrong. The function of the Valuation Committee is to oversee the fair value of the Funds' portfolio securities as necessary. The Valuation Committee did not meet during the year ended December 31, 2001. The members of the Investment Committee are Messrs. Spalding (Chairman), Healey and Ms. Gray. The function of the Investment Committee is to oversee the Adviser's investment program. The Investment Committee met once during the year end December 31, 2001. The members of the Governance Committee as of April 17, 2002, are Messrs. Reid (Chairman), Schonbachler, Eppley and Armstrong. The function of the Governance Committee is to nominate trustees for the Board to consider and to address Trustee compensation issues. The Governance Committee will consider nominees recommended by shareholders but has no procedures currently in place for doing such. The Governance Committee met once during the year end
December 31, 2001.

    The following table shows as of December 31, 2001 the dollar range of each Trustee's beneficial ownership of each Fund and each Trustee's aggregate ownership in any Funds that the Trustee oversees in the Family of Investment Companies (1):

                                                                            AGGREGATE OWNERSHIP OF ALL
                                                                              REGISTERED INVESTMENT
                                                                                    COMPANIES
                                    OWNERSHIP OF          OWNERSHIP OF             OVERSEEN BY
                                     LARGE CAP             LARGE CAP           TRUSTEE IN FAMILY OF
NAME OF TRUSTEE                      VALUE FUND           GROWTH FUND        INVESTMENT COMPANIES (1)
---------------                 --------------------  --------------------  --------------------------
INDEPENDENT TRUSTEES
--------------------
William J. Armstrong                    None                  None               Over $100,000
Roland E. Eppley, Jr.                   None                  None               Over $100,000
Ann Maynard Gray                        None                  None              $10,000-$50,000
Matthew Healey                          None                  None               Over $100,000
Fergus Reid, III                        None                  None               Over $100,000
James J. Schonbachler                   None                  None             $50,000-$100,000
Robert J. Higgins                       None                  None
INTERESTED TRUSTEE
------------------
Leonard M. Spalding                     None                  None               Over $100,000

(1) A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Trustees serve includes 10 investment companies.

    As of December 31, 2001, none of the independent Trustees or their immediate family members owned securities of the Adviser or the Distributor or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor.

    Each Trustee is currently paid an annual fee of $120,000 for serving as Trustee of the Funds and the JPMorgan Fund Complex. Each is reimbursed for expenses incurred in connection with service as a Trustee. For his services as Chairman of the Board of Trustees of the JPMorgan Fund Complex, Mr. Reid
is paid an additional $130,000. For his services as President of the Board of Trustees of the JPMorgan Fund Complex, Mr. Healey is paid an additional $40,000. For his services as the Chairman of the Governance Committee of the JPMorgan
Fund Complex, Mr.           is paid an additional $40,000. The Trustees may hold
various other directorships unrelated to the JPMorgan Fund Complex.

    Trustee compensation expenses paid by the Funds and the JPMorgan Fund Complex for the calendar year ended December 31, 2001 are set forth below:

                                   AGGREGATE TRUSTEE
                                     COMPENSATION            PENSION OR
                                -----------------------  RETIREMENT BENEFITS  TOTAL COMPENSATION
                                LARGE CAP    LARGE CAP     ACCRUED BY THE         PAID FROM
NAME OF TRUSTEE                 VALUE FUND  GROWTH FUND     FUND COMPLEX*        FUND COMPLEX
---------------                 ----------  -----------  -------------------  ------------------
INDEPENDENT TRUSTEES
--------------------
William J. Armstrong, Trustee     $  667      $  766           $30,616            $106,500
Roland R. Eppley, Jr., Trustee       676         777            44,137             107,500
Ann Maynard Gray, Trustee            185         193                NA             100,000
Matthew Healey, Trustee (1)          247         258                NA             116,665
Fergus Reid, III, Chairman         1,554       1,793            85,527             240,415
James J. Schonbachler, Trustee       185         193                NA             100,000
Robert J. Higgins, Trustee         --          --                   NA             --
INTERESTED TRUSTEE
------------------
Leonard M. Spalding, Jr.,
  Trustee                             34          35            27,891             102,000

  * On February 22, 2001, the Board of Trustees voted to terminate the Retirement Plan.
(1) Pierpont Group, Inc., which provided services to the former J.P. Morgan Family of Funds, paid Mr. Healey, in his role as Chairman of Pierpont Group, Inc., compensation in the amount of $115,000, contributed $17,300 to a defined contribution plan on his behalf and paid $5,000 in insurance premiums for his benefit.

    The Trustees of the former Chase Vista Funds instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the board of trustees. Pursuant to the Plan, the normal retirement date was the date on which the eligible Trustee attained age 65 and completed at least five years of continuous service with one or more of the investment companies advised by the adviser of certain former Chase Vista Funds and its affiliates (collectively, the "Covered Funds"). Each Eligible Trustee was entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to the sum of (1) 8% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any Covered Funds and (2) 4% of the highest annual compensation received from the Covered Funds for each year of service in excess of 10 years, provided that no Trustee's annual benefit will exceed the highest annual compensation received by that Trustee from the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee. On February 22, 2001, the Board of Trustees voted to terminate the Plan and in furtherance of this determination agreed to pay Trustees an amount equal, in the aggregate, to $10.95 million, of which $5.3 million had been previously accrued by the Covered Funds. The remaining $5.65 million was reimbursed by JPMorgan Chase Bank or its predecessor.
Messrs. Armstrong, Eppley, Reid, and Spalding received $1,027,673, $800,600, $2,249,437 and $463,798, respectively, in connection with the termination. Each nominee has elected to defer receipt of such amount pursuant to the Deferred Compensation Plan for Eligible Trustees.

    The Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of any of the Funds, the Adviser, the Administrator or Distributor or any of their affiliates) may enter into agreements with the Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death.

Messrs. Armstrong, Eppley, Reid and Spalding are the only Trustees who have elected to defer compensation under such plan.

                                    OFFICERS

    The Funds' executive officers (listed below), other than the officers who are employees of the Adviser or one of its affiliates, are provided and compensated by J.P. Morgan Fund Distributors, Inc. a subsidiary of The BISYS Group, Inc. The officers conduct and supervise the business operations of the Funds. The Funds have no employees.

    The officers of the Funds, together with information regarding their positions held with the Funds, principal occupations and other memberships and affiliations are shown below. The contact address for each of the officers is 522 Fifth Avenue, New York, NY 10036, unless otherwise noted.

            NAME (AGE),
        POSITIONS HELD WITH              PRINCIPAL OCCUPATIONS
         THE FUND (SINCE)                 DURING PAST 5 YEARS
-----------------------------------  ------------------------------
George Gatch (12/21/1962),           Managing Director, J.P. Morgan
President (2001)                     Investment Management Inc. and
                                     J.P. Morgan Fleming Asset
                                     Management (USA) Inc.; Head of
                                     J.P. Morgan Fleming's U.S.
                                     Mutual Funds and Financial
                                     Intermediaries Business; he
                                     has held numerous positions
                                     throughout the firm in
                                     business management, marketing
                                     and sales.

David Wezdenko (10/02/1963),         Managing Director, J.P. Morgan
Treasurer (2001)                     Investment Management Inc. and
                                     J.P. Morgan Fleming Asset
                                     Management (USA) Inc.; Chief
                                     Operating Officer for J.P.
                                     Morgan Fleming's U.S. Mutual
                                     Funds and Financial
                                     Intermediaries Business; since
                                     joining J.P. Morgan Chase in
                                     1996, he has held numerous
                                     financial and operation
                                     related positions supporting
                                     the J.P. Morgan Chase pooling
                                     funds business.

Sharon Weinberg (6/15/1959),         Managing Director, J.P. Morgan
Secretary (2001)                     Investment Management Inc. and
                                     J.P. Morgan Fleming Asset
                                     Management (USA) Inc.; Head of
                                     Business and Product Strategy
                                     for J.P. Morgan Fleming's U.S.
                                     Mutual Funds and Financial
                                     Intermediaries Business; since
                                     joining J.P. Morgan Chase in
                                     1996, she has held numerous
                                     positions throughout the asset
                                     management business in mutual
                                     funds marketing, legal and
                                     product development.

Michael Moran (7/14/1969),           Vice President, J.P. Morgan
Vice President (2001)                Investment Management Inc. and
                                     J.P. Morgan Fleming Asset
                                     Management (USA) Inc.; Chief
                                     Financial Officer of J.P.
                                     Morgan Fleming's U.S. Mutual
                                     Funds and Financial
                                     Intermediaries Business.

Stephen Ungerman (6/02/1953),        Vice President, J.P. Morgan
Vice President and Assistant         Investment Management Inc. and
Treasurer (2001)                     J.P. Morgan Fleming Asset
                                     Management (USA) Inc.; Head of
                                     the Fund Service Group within
                                     Fund Administration; prior to
                                     joining J.P. Morgan Chase in
                                     2000, he held a number of
                                     senior management positions in
                                     Prudential Insurance Co. of
                                     America's asset management
                                     business, including Assistant
                                     General Counsel, Tax Director
                                     and Co-head of Fund
                                     Administration Department; Mr.
                                     Ungerman was also the
                                     Assistant Treasurer of all
                                     mutual funds managed by
                                     Prudential.

Judy R. Bartlett (5/29/1965),        Vice President and Assistant
Vice President and Assistant         General Counsel, J.P. Morgan
Secretary (2001)                     Investment Management Inc. and
                                     J.P. Morgan Fleming Asset
                                     Management (USA) Inc., since
                                     September 2000; from August
                                     1998 through August 2000, she
                                     was an attorney at New York
                                     Life Insurance Company where
                                     she served as Assistant
                                     Secretary for the Mainstay
                                     Funds; from October 1995
                                     through July 1998, Ms.
                                     Bartlett was an associate at
                                     the law firm of Willkie
                                     Farr & Gallagher.

Joseph J. Bertini (11/04/1965),      Vice President and Assistant
Vice President and Assistant         General Counsel, J.P. Morgan
Secretary (2001)                     Investment Management Inc. and
                                     J.P. Morgan Fleming Asset
                                     Management (USA) Inc.; prior
                                     to October of 1997, he was an
                                     attorney in the Mutual Fund
                                     Group at SunAmerica Asset
                                     Management Inc.

Paul M. DeRusso (12/03/1954),        Vice President, J.P. Morgan
Assistant Treasurer (2001)           Investment Management Inc. and
                                     J.P. Morgan Fleming Asset
                                     Management (USA) Inc.; Manager
                                     of the Budgeting and Expense
                                     Group of Funds Administration
                                     Group.

Lai Ming Fung (9/08/1974),           Associate, J.P. Morgan
Assistant Treasurer (2001)           Investment Management Inc. and
                                     J.P. Morgan Fleming Asset
                                     Management (USA) Inc.;
                                     Budgeting Analyst for the
                                     Budgeting and Expense Group of
                                     Funds Administration Group.

Mary Squires (1/08/1955),            Vice President, J.P. Morgan
Assistant Treasurer (2001)           Investment Management Inc. and
                                     J.P. Morgan Fleming Asset
                                     Management (USA) Inc.;
                                     Ms. Squires has held numerous
                                     financial and operations
                                     positions supporting the J.P.
                                     Morgan Chase organization
                                     complex.

            NAME (AGE),
        POSITIONS HELD WITH              PRINCIPAL OCCUPATIONS
         THE FUND (SINCE)                 DURING PAST 5 YEARS
-----------------------------------  ------------------------------
Nimish S. Bhatt (06/06/1963),        Senior Vice President of Fund
Assistant Treasurer (2001)*          Administration and Financial
                                     Services of BISYS Investment
                                     Services, Inc. since November
                                     2000; various positions held
                                     within BISYS since 1996,
                                     including Vice President and
                                     Director of International
                                     Operation, Vice President of
                                     Financial Administration and
                                     Vice President of Tax.

Arthur A. Jensen (9/28/1966),        Vice President of Financial
Assistant Treasurer (2001)*          Services of BISYS Investment
                                     Services, Inc., since June
                                     2001; formerly Section Manager
                                     at Northern Trust Company and
                                     Accounting Supervisor at
                                     Allstate Insurance Company.

Martin R. Dean (11/27/1963),         Vice President of
Assistant Treasurer (2001)*          Administration Services of
                                     BISYS Investment Services,
                                     Inc.

Alaina Metz (04/07/1967),            Chief Administrative Officer
Assistant Secretary (2001)*          of BISYS Fund Services, Inc.;
                                     formerly, Supervisor of the
                                     Blue Sky Department of
                                     Alliance Capital Management
                                     L.P.

Lisa Hurley (05/29/1955),            Executive Vice President and
Assistant Secretary (2001)**         General Counsel of BISYS Fund
                                     Services, Inc.; formerly
                                     Counsel to Moore Capital
                                     Management and General Counsel
                                     to Global Asset Management and
                                     Northstar Investments
                                     Management.

Thomas J. Smith (06/24/1955),        Vice President, Head of
Vice President (2002)                Compliance for J.P. Morgan
                                     Chase & Co.'s asset management
                                     business in the Americas. An
                                     employee since 1996, he
                                     previously worked in the
                                     Investment Management-Risk
                                     Management/Compliance group
                                     for the Chase Manhattan
                                     Corporation.

  * The contact address for the officer is Stelzer Road, Columbus, OH 43219. ** The contact address for the officer is 90 Park Avenue, New York, NY 10016.

    As of July 31, 2002, the officers and Trustees as a group owned less than 1% of the shares of each Fund.

                                CODES OF ETHICS

    The Trust, the Distributor and the Adviser have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these codes permits personnel subject to such code to invest in securities, including securities that may be purchased or held by the Funds. Such purchases, however, are subject to procedures reasonably necessary to prevent access persons from engaging in any unlawful conduct set forth in Rule 17j-1.

                               INVESTMENT ADVISER

    Subject to the supervision of the Funds' Trustees, the Adviser makes each Fund's day-to-day investment decisions, arranges for the execution of Fund transactions and generally manages the Funds' investments. JPMFAM (USA), a wholly owned subsidiary of J.P. Morgan Chase, is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including investment companies. Certain of the assets of employee benefit accounts under its management are invested in commingled pension trust funds for which J.P. Morgan Chase Bank serves as trustee.

    J.P. Morgan Chase, through the Adviser and other subsidiaries, acts as investment adviser to individuals, governments, corporations, employee benefit plans, mutual funds and other institutional investors.

    J.P. Morgan Chase, a bank holding company organized under the laws of the State of Delaware was formed from the merger of J.P. Morgan & Co. Incorporated with and into the Chase Manhattan Corporation. J.P. Morgan Chase has a long history of offering a wide range of banking and investment services to customers throughout the United States and the world. The firm, through its predecessor firms, has been in business for over a century.

    The Advisory Agreement provides that it will continue in effect for a period of two years after execution only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See "Distributor" below. The Advisory Agreement will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Trust's Trustees, or by a vote of the holders of a majority of the Fund's outstanding voting securities, on 60 days' written notice to the Adviser and by the Adviser on 90 days' written notice to the Fund. See "Additional Information."

    Each of the Funds' Board of Trustees, including the Board members who are not "interested persons" (as defined in the 1940 Act) of any party to the applicable Advisory Agreement or its affiliates, has approved the Advisory Agreement for each Fund.

    The investment advisory services the Adviser provides to the Funds are not exclusive under the terms of the Advisory Agreement. The Adviser is free to and does render similar investment advisory services to others. The Adviser serves as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Adviser serves as trustee. The accounts which are managed or advised by the Adviser have varying investment objectives and the Adviser invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Funds. Such accounts are supervised by employees of the Adviser who may also be acting in similar capacities for the Funds. See "Fund Transactions."

    The Funds are managed by employees of the Adviser who, in acting for their customers, including the Funds, do not discuss their investment decisions with any personnel of J.P. Morgan Chase or any personnel of other divisions of the Adviser or with any of its affiliated persons, with the exception of certain other investment management affiliates of J.P. Morgan Chase which execute transactions on behalf of the Fund.

    For the fiscal periods indicated, JPMFAM (USA) or, for the period before February 23, 2001, The Chase Manhattan Bank, earned advisory fees and voluntarily waived the amounts in parentheses as follows (in thousands):

                                                                                    FOR THE FISCAL
                                                                                        PERIOD
                                                                                     NOVEMBER 1,
                                                                                         2001
                                                                    FISCAL YEAR        THROUGH
                           FISCAL YEAR ENDED  FISCAL YEAR ENDED        ENDED         DECEMBER 31,
                           OCTOBER 31, 1999   OCTOBER 31, 2000   OCTOBER 31, 2001       2001*
                           -----------------  -----------------  -----------------  --------------
Large Cap Value Fund        $3,719   $(3,719)  $2,854   $ (695)   $2,018    $(603)   $281    $(84)
Large Cap Growth Fund       3,195    (3,195)   3,877    (1,143)   2,333     (352)    295      (7)

  *  The Funds changed their fiscal year ends from 10/31 to 12/31.

    Under separate agreements, JPMorgan Chase also provides certain financial, fund accounting and administrative services to the Trust and the Funds and shareholder services for the Trust. See "Administrator" and "Shareholder Servicing Agents" below.

                BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS

    The Funds' Board of Trustees, including the Board members who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreement or its affiliates, has approved the advisory agreement for each Fund.

    As part of its review of the investment advisory arrangements for the Funds, the Board of Trustees has requested that the Adviser prepare on a regular basis information regarding the performance of the Funds, their performance against Funds' peers and benchmarks and analyses by the Adviser of the Funds' performance. The members of the Advisers' investment staff meet with the Board of Trustees to discuss this information and their intentions with regard to the management of the Funds. The Adviser also periodically provides comparative information regarding the Funds' expense ratios and those of the peer groups. In addition, in preparation for its annual approval meeting, the Board of Trustees requests and reviews, with the assistance of its legal counsel, materials from the Adviser regarding comparative fees, expenses, performance and profitability information pertaining to the relationship of the Adviser and the Funds.

    In approving the advisory agreement, the Board of Trustees of the Funds considered the nature, quality and scope of the operations and services provided by the Adviser to each Fund, including their knowledge of the Advisers' investment staff and executive personnel and the overall reputation and capabilities of the Adviser and its affiliates. The Board of Trustees also considered comparative fee information concerning other investment companies with similar investment objectives and policies. The Funds' Board of Trustees compared the terms of each Fund's advisory arrangements and similar arrangements by other investment companies, particularly with regard to levels of advisory fees relative to its peer group. The Board also examined the benefits to the Adviser and its affiliates of their relationship with each Fund. Specifically, the Board analyzed the benefits that accrued to the Adviser and its affiliates as a result of the fact that affiliates of the Adviser act as custodian, administrator and shareholder servicing agent for each Fund, and receive fees from each Fund for acting in such capacities. The Board of Trustees also analyzed the information provided by the Adviser regarding the profitability to the Adviser of its relationship with the Funds. Profitability information is not audited and represents the Adviser's determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. In addition, the Board compared overall expense ratios (both pre- and post-expense reimbursement by the Adviser) for each Fund relative to its peer group. The Board of Trustees also considered the performance of the Funds and the intention of the Adviser with regard to management of the Funds, including the commitment of the Adviser to provide high quality services to the Funds, whether there were any conditions likely to affect the ability of the Adviser to provide such services, and its ability to retain and attract qualified personnel to manage each Fund.

    In reaching their decision to approve the investment advisory contracts, the Board of Trustees did not identify any single factor as being of paramount importance. Based on its evaluation of the information reviewed and after due consideration, the Board of Trustees of each Fund concluded that the current advisory agreement enabled the Fund to obtain high-quality services at costs that it deemed appropriate and reasonable and that approval of the agreement was in the best interest of each Fund and its shareholders.

                                 ADMINISTRATOR

    Pursuant to an Administration Agreement (the "Administration Agreement"), JPMorgan Chase Bank is the administrator of the Funds. JPMorgan Chase Bank provides certain administrative services to the Funds, including, among other responsibilities: coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds' independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds and providing, at its own expense, office facilities, equipment and personnel necessary to carry its duties. JPMorgan Chase Bank in its capacity as administrator does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares. JPMorgan Chase Bank was formed on November 10, 2001 from the merger of The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York.

    Under the Administration Agreement, JPMorgan Chase Bank is permitted to render administrative services to others. The Administration Agreement will continue in effect from year to year with respect to each Fund only if such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by vote of a majority of such Fund's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Administration Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Administration Agreement, terminable without penalty by the Trust on behalf of each Fund on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by JPMorgan Chase Bank on 60 days' written notice, and will automatically terminate in the event of their "assignment" (as defined in the 1940 Act). The Administration Agreement also provides that neither JPMorgan Chase Bank or its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration of the Funds, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreement.

    In addition, the Administration Agreement provides that, in the event the operating expenses of any Fund, including all investment advisory, and administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to that Fund imposed by the securities laws or regulations thereunder of any state in which the shares of such Fund are qualified for sale, as such limitations may be raised or lowered from time to time, JPMorgan Chase Bank shall reduce its administration fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by JPMorgan Chase Bank shall be deducted from the monthly administration fee otherwise payable to JPMorgan Chase Bank during such fiscal year, and if such amounts should exceed the monthly fee, JPMorgan Chase Bank shall pay to such Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

    In consideration of the services provided by JPMorgan Chase Bank pursuant to the Administration Agreement, JPMorgan Chase Bank receives from each Fund a pro rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Fund Complex plus 0.075% of the average daily net assets in excess of $25 billion. JPMorgan Chase Bank may waive a portion of the fees payable to it with respect to each Fund. JPMorgan Chase Bank may pay a portion of the fees it receives to BISYS Fund Services, L.P. for its services as the Funds' sub-administrator.

    For the fiscal periods indicated, JPMorgan Chase Bank (or its predecessor) earned administrator fees and voluntarily waived the amounts in parentheses as follows (in thousands):

                                                                       FOR THE
                                                                    FISCAL PERIOD
                                                                     NOVEMBER 1,
                           FISCAL YEAR  FISCAL YEAR   FISCAL YEAR        2001
                              ENDED        ENDED         ENDED         THROUGH
                           OCTOBER 31,  OCTOBER 31,   OCTOBER 31,    DECEMBER 31,
                              1999          2000          2001          2001*
                           -----------  ------------  ------------  --------------
Large Cap Value Fund       $930  $(930)  $714   $(24)  $539   $(27)  $105    $(28)
Large Cap Growth Fund      799   (799)   969    (28)   619    (29)   111     (30)

  *  The Funds changed their fiscal year ends from 10/31 to 12/31.

    The table below sets forth for each Fund the sub-administration fees paid to the Distributor under a prior arrangement for the fiscal periods indicated (in thousands):

                                FISCAL            FISCAL            FISCAL
                              YEAR ENDED        YEAR ENDED        YEAR ENDED
                           OCTOBER 31, 1999  OCTOBER 31, 2000  OCTOBER 31, 2001
                           ----------------  ----------------  ----------------
Large Cap Value Fund        $465     $(417)   $357     $(145)   $218     $(174)
Large Cap Growth Fund        399     (356)     485     (336)     256     (205)

                                  DISTRIBUTOR

    The Distributor serves as the Trust's exclusive distributor and holds itself available to receive purchase orders for each of the Fund's shares. In that capacity, Distributor has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of each of the Fund's shares in accordance with the terms of the Distribution Agreement between the Trust and the Distributor. Under the terms of the Distribution Agreement between the Distributor and the Trust, the Distributor receives no compensation in its capacity as the Trust's Distributor. The Distributor is a wholly owned indirect subsidiary of The BISYS Group, Inc. The Distributor also serves as exclusive placement agent for the Fund. The Distributor currently provides administration and distribution services for a number of other investment companies.

    The Distribution Agreement shall continue in effect with respect to each of the Funds for a period of two years after execution only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the Fund's outstanding shares or (ii) by a vote of a majority of the Trustees of the Trust and a vote of the Trustees who are not "interested persons" (as defined by the 1940 Act) of the parties to the

Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees" and "Officers"). The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, including a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of each Fund's outstanding shares as defined under "Additional Information," in any case without payment of any penalty on 60 days' written notice to the other party. The principal offices of J.P. Morgan Fund Distributors, Inc. are located at 522 Fifth Avenue, New York, NY 10036.

                          SHAREHOLDER SERVICING AGENTS

    Effective January 3, 2000, the Trust adopted an Administrative Services Plan which, among other things, provides that the Trust on behalf of the Funds may obtain the services of one or more Shareholder Servicing Agents. The Trust has entered into shareholder servicing agreements (a "Servicing Agreement") with each Shareholder Servicing Agent to provide certain services including but not limited to the following: answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares may be effected for the Fund as to which the Shareholder Servicing Agent is so acting and certain other matters pertaining to the Fund; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnish (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) quarterly and year-end statements and confirmations of purchases and redemptions; transmit, on behalf of the Fund, proxy statements, annual reports, updated prospectuses and other communications to shareholders of the Fund; receive, tabulate and transmit to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and provide such other related services as the Fund or a shareholder may request. Shareholder Servicing Agents may be required to register pursuant to state securities law. Shareholder Servicing Agents may subcontract with other parties for the provision of shareholder support services.

    In consideration of the service provided by the Shareholder Servicing Agent pursuant to a Servicing Agreement, the Shareholder Servicing Agent receives from each Fund a fee of 0.25% for the Select Class Shares, expressed as a percentage of the average daily net asset value of Fund Shares.

    Each Shareholder Servicing Agent may voluntarily agree from time to time to waive a portion of the fees payable to it under its Servicing Agreement with respect to each fund on a month-to-month basis. Fees payable to the Shareholder Servicing Agents (all of which currently are related parties) and the amounts voluntarily waived (in parentheses) for the fiscal periods indicated were as follows (in thousands):

                                                                      FOR THE
                                                                   FISCAL PERIOD
                                                                 NOVEMBER 1, 2001
                                                                      THROUGH
                           FISCAL YEAR ENDED  FISCAL YEAR ENDED    DECEMBER 31,
                           OCTOBER 31, 2000   OCTOBER 31, 2001         2001*
                           -----------------  -----------------  -----------------
Large Cap Value Fund        1,452        --    1,261        --     176        --
Large Cap Growth Fund       2,023    (1,722)   1,458    (1,453)    185      (185)

  *  The Funds changed their fiscal year ends from 10/31 to 12/31.

    Shareholder servicing agents may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each Shareholder Servicing Agent may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain Shareholder Servicing Agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for their services as Shareholder Servicing Agents.

    For shareholders that bank with JPMorgan Chase Bank, JPMorgan Chase Bank may aggregate investments in the J.P. Morgan Select Funds with balances held in JPMorgan Chase bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. J.P. Morgan Chase and certain broker-dealers and other Shareholder Servicing Agents may, at their own expense, provide gifts such as computer software packages, guides and books related to investment or additional Fund shares valued up to $250 to their customers that invest in the J.P. Morgan Select Funds.

    JPMorgan Chase Bank and/or the Distributor may from time to time, at their own expense out of compensation retained by them from the Fund or other sources available to them, make additional payments to certain selected dealers or other Shareholder Servicing Agents for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Fund attributable to shares if the Fund held by customers of such Shareholder Servicing Agents. Such compensation does not represent an additional expense to the Fund or its shareholders, since it will be paid by JPMorgan Chase Bank and/or the Distributor.

                          CUSTODIAN AND TRANSFER AGENT

    Pursuant to the Global Custody Agreement with the Trust, dated September 7, 2001, JPMorgan Chase Bank, 3 Metrotech Center, Brooklyn, NY 11245 is the Trust's custodian and fund accounting agent and is responsible for holding portfolio securities and cash and maintaining the books of account and records of the Fund's portfolio transactions.

    DST Systems, Inc. ("DST" or "Transfer Agent") serves as each Fund's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, DST is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

                            FINANCIAL PROFESSIONALS

    The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as Morgan or the financial professional's clients may reasonably request and agree upon with the financial professional.

    Financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among financial professionals, but in all cases will be retained by the financial professional and not be remitted to the Fund or Morgan.

    Each Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. These orders will be priced at the Fund's net asset value next calculated after they are so accepted.

                            INDEPENDENT ACCOUNTANTS

    The independent accountants of the Trust are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each Fund, assists in the preparation and/or review of each Fund's federal and state income tax returns and consults with the Funds as to matters of accounting and federal and state income taxation.

                                    EXPENSES

    In addition to the fees payable to JPMFAM (USA), JPMorgan Chase Bank and the Distributor under various agreements discussed under "Investment Adviser," "Distributor," "Administrator", and "Shareholder Servicing Agents" above, the Funds are responsible for usual and customary expenses associated with their respective operations. Such expenses include organization expenses, legal fees, accounting and audit expenses, insurance costs, the compensation and expenses of the Trustees, registration fees under federal securities laws, and extraordinary expenses applicable to the Funds. For the Funds, such expenses also include transfer, registrar and dividend disbursing costs, the expenses of printing and mailing reports, notices and proxy statements to Fund shareholders, and filing fees under state securities laws. For the Funds, such expenses also include applicable registration fees under foreign securities laws, custodian fees and brokerage expenses.

    JPMorgan Chase Bank has agreed that it will voluntarily reimburse the Funds as decribed in the Prospectus.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

    The Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. If an investor's account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the Fund reserves the right to request that you buy more shares or close the investor's account. If the investor's account balance is still below the minimum 60 days after notification, the Fund reserves the right to close out such account and send the proceeds to the address of record. DST may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in the Prospectuses are not available until a completed and signed account application has been received by the Transfer Agent. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in Section 6 of the Account Application. The Telephone Exchange Privilege is not available if an investor was issued certificates for shares that remain outstanding.

    Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.

    The Funds may, at their own option, accept securities in payment for shares. The securities delivered in such a transaction are valued by the method described in "Net Asset Value" as of the day a Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Adviser, appropriate investments for a Fund. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring Fund;
(ii) be acquired by the Fund for investment and not for resale; (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, OTC market or by readily available market quotations from a dealer in such securities. The Funds reserve the right to accept or reject at their own option any and all securities offered in payment for its shares.

    Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its Shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

    The Trust, on behalf of the Funds, reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption as follows:
(i) for up to seven days, (ii) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading thereon is restricted as determined by the SEC by rule or regulation, (iii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by a Fund of, or evaluation of the net asset value of, its portfolio securities to be unreasonable or impracticable, or (iv) for such other periods as the SEC may permit.

    Each investor in a Fund may add to or reduce its investment in the Fund on each day that the New York Stock Exchange is open for business. Once each such day, based upon prices determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time, however, options are priced at 4:15 p.m., Eastern time) the value of each investor's interest in a Fund will be determined by multiplying the NAV of the Fund by the percentage representing that investor's share of the aggregate beneficial interests in the Fund. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in a Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Fund effected on such day and (ii) the denominator of which is the aggregate NAV of the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in the Fund. The percentage so determined will then be applied to determine the value of the investor's interest in the Fund as of such time on the following day the New York Stock Exchange is open for trading.

    Shareholders may exchange their shares in the Fund for shares of the same class in any other JPMorgan Fund that offers such share class. The shareholder will not pay a sales charge for such exchange. JPMorgan Chase may discontinue this exchange privilege at any time.

    The Funds reserve the right to limit the number of exchanges or to refuse an exchange. The Funds may charge an administration fee of $5 for each exchange if an investor makes more than 10 exchanges in a year or three in a quarter. Shareholders of other JPMorgan Funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of the Fund at net asset value.

    Under the Exchange Privilege, shares may be exchanged for shares of the same class of another fund only if shares of the fund exchanged into are registered in the state where the exchange is to be made. Shares of a Fund may only be exchanged into another fund if the account registrations are identical. With respect to exchanges from any JPMorgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative net asset value plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption rate, but such purchase may be delayed by either fund for up to five business days if a fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

    A Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund, and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of a national securities exchange. Please note that a notary public cannot provide a signature guarantee.

    The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

    Investors may incur a fee if they effect transactions through a broker or agent.

                          DIVIDENDS AND DISTRIBUTIONS

    The Funds declare and pay dividends and distributions as described under "Dividends and Distributions" in the respective Prospectuses.

    Dividends and capital gains distributions paid by a Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at Morgan or at his financial professional or, in the case of certain Morgan customers, are mailed by check in accordance with the customer's instructions. The Funds reserve the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

    If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

                                NET ASSET VALUE

    Each of the Funds computes its net asset value once daily on Monday through Friday at the time in the Prospectus. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Funds may also close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The days on which net asset value is determined are the Funds' business days.

    The net asset value of each Fund is equal to the value of the Fund's investment in its corresponding Fund (which is equal to the Fund's pro rata share of the total investment of the Fund and of any other investors in the Fund less the Fund's pro rata share of the Fund's liabilities) less the Fund's liabilities. The following is a discussion of the procedures used by the Funds in valuing their assets.

    The value of investments listed on a domestic or foreign securities exchange, including National Association of Securities Dealers Automated Quotations ("NASDAQ") is based on the last sale prices on the exchange on which the security is principally traded (the "primary exchange"). If there has been no sale on the primary exchange on the valuation date, and the spread between bid and asked quotations on the primary exchange is less than or equal to 10% of the bid price for the security, the security shall be valued at the average of the closing bid and asked quotations on the primary exchange, except under certain circumstances, when the average of the closing bid and asked price is less than the last sales price of the foreign local shares, the security shall be valued at the last sales price of the local shares. Under all other circumstances (e.g. there is no last sale on the primary exchange, there are no bid and asked quotations on the primary exchange, or the spread between bid and asked quotations is greater than 10% of the bid price), the value of the security shall be the last sale price on the primary exchange up to ten days prior to the valuation date unless, in the judgment of the Fund manager, material events or conditions since such last sale necessitate fair valuation of the security. With respect to securities otherwise traded in the over-the-counter market, the value shall be equal to the quoted bid price. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating net asset value all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing currency exchange rate on the valuation date.

    Options on stock indexes traded on national securities exchanges are valued at the close of options trading on such exchanges which is currently 4:10 p.m. Eastern Standard Time. Stock index futures and related options, which are traded on commodities exchanges, are valued at their last sales price as of the close of such commodities exchanges which is currently 4:15 p.m Eastern Standard Time. Options and futures traded on foreign exchanges are valued at the last sale price available prior to the calculation of the Fund's net asset value. Securities or other assets for which market quotations are not readily available (including certain restricted and illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees. Such procedures include the use of independent pricing services which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees.

    Fixed income securities with a maturity of 60 days or more, are generally valued using bid quotations generally readily available from and supplied daily by third party pricing services or brokers of comparable securities. If such prices are not supplied by the Fund's independent pricing services, such securities are priced in accordance with fair value procedures adopted by the Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Fixed income securities with a remaining maturity of less than 60 days are valued by the amortized cost method.

    Listed options on debt securities traded on U.S. option exchanges shall be valued at their closing price on such exchanges. Futures on debt securities and related options traded on commodities exchanges shall be valued at their closing price as of the close of such commodities exchanges, which is currently
4:15 p.m., Eastern Standard Time. Options and future traded on foreign exchanges shall be valued at the last sale or close price available prior to the calculation of the Funds' net asset value. Non-listed OTC options and swaps shall be valued at the closing price provided by a counterparty or third-party broker.

    Securities or other assets for which market quotations are not readily available (including certain illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees.

    Trading in securities on most foreign markets is normally completed before the close of trading in U.S. markets and may also take place on days on which the U.S. markets are closed. If events materially affecting the value of securities occur between the time when the market in which they are traded closes and the time when the Fund's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

                                PERFORMANCE DATA

    From time to time, a Fund may use hypothetical investment examples and performance information in advertisements, shareholder reports or other communications to shareholders. Performance is calculated separately for each class of shares. Because such performance information is based on past investment results, it should not be considered as an indication or representation of the performance of a Fund in the future. From time to time, the Funds may quote performance in terms of actual distributions, average annual and aggregate annual total returns or capital appreciation in reports, sales literature and advertisements published by the Trust. Shareholders may obtain current performance information by calling the number provided on the cover page of this Statement of Additional Information.

    A Fund may provide period and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in a Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in net asset value per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. One-, five-, ten-year periods will be shown, unless the class has been in existence for a shorter-period.

    Each Fund presents performance information for each class thereof since the commencement of operations of that Fund, rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of the related Fund is therefore based on the performance history of predecessor class when presented inclusive of sales charges. Additional performance information may be presented which does not reflect the deduction or sales charges. Historical expenses reflected in performance information are based upon the distribution, shareholder servicing fees and other expenses actually incurred during the period presented and have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.

    In connection with the conversion of various common trust funds maintained by a predecessor to JPMorgan Chase Bank into the J.P. Morgan Select Funds (formerly the Chase Vista Select Funds), (the "CTF Conversion"), the Large Cap Value Fund (formerly the JPMorgan Select Equity Income Fund) was established to receive the assets of the Equity Income Fund of Chemical Bank and the Equity Income Fund of The Chase Manhattan Bank and the Large Cap Growth Fund (formerly the JPMorgan Select Large Cap Growth Fund) was established to receive the assets of the Core Equity Fund of Chemical Bank.

    Advertising or communications to shareholders may contain the views of the Adviser as to current market, economic, trade and interest rate trends, as well as legislative, regulatory and monetary developments, and may include investment strategies and related matters believed to be of relevance to a Fund.

    Advertisements for the J.P. Morgan Select Funds may include references to the asset size of other financial products made available by JPMorgan Chase Bank, such as the offshore assets of other funds.

                              TOTAL RATE OF RETURN

    Average annual total returns are calculated based on the following formulas:

       Average annual total returns (before taxes):
             P (1 + T)TO THE POWER OF n = ERV

       Average annual total returns (after taxes on distributions):
             P (1 + T)TO THE POWER OF n = ATV TO THE BASE OF D

       Average annual total returns (after taxes on distributions and sale of Fund shares)
             P (1 + T)TO THE POWER OF n = ATV TO THE BASE OF DR

Where:  P                =    a hypothetical initial payment of $1,000.
        T                =    average annual total return (before taxes, after taxes on
                              distributions, or after taxes on distributions and sale of
                              Fund shares, as applicable).
        n                =    number of years
        ERV              =    ending redeemable value of a hypothetical $1,000 payment
                              made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional
                              portion).
        ATV TO THE BASE  =    ending value of a hypothetical $1,000 payment made at the
        OF D                  beginning of the 1-, 5-, or 10-year periods at the end of
                              the 1-, 5-, or 10-year periods (or fractional portion),
                              after taxes on fund distributions but not after taxes on
                              redemption.
        ATV TO THE BASE  =    ending value of a hypothetical $1,000 payment made at the
        OF DR                 beginning of the 1-, 5-, or 10-year periods at the end of
                              the 1-, 5-, or 10-year periods (or fractional portion),
                              after taxes on fund distributions and redemption.

    The average annual total rates of return for the following Funds, reflecting the initial investment and assuming the reinvestment of all distributions (but excluding the effects of any applicable sales charges), for the one, five, and ten year periods ending June 30, 2002, were as follows:

                                           ONE             FIVE              TEN
FUND                                      YEAR             YEARS            YEARS
----                                 ---------------  ---------------  ---------------

Large Cap Value Fund (Select Class
  Shares)
  before taxes                               -11.61%            0.22%            9.08%
  after taxes on distributions               -12.04%           -2.81%          N/A(1)
  after taxes on distributions and
    sale of fund shares                       -7.12%           -0.27%          N/A(1)
Large Cap Growth Fund (Select Class
  Shares)
  before taxes                               -26.72%            1.49%            8.98%
  after taxes on distributions               -26.82%           -1.60%          N/A(1)
  after taxes on distributions and
    sale of fund shares                      -16.40%            2.07%          N/A(1)

(1) After tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor Common Trust Fund.

    Performance presented in the table above and in each table that follows includes the performance of their respective predecessor funds for periods prior to the consummation of the CTF Reorganization. Performance presented for each of these Funds for periods prior to the consummation of the CTF Reorganization is based on the historical performance of shares of its predecessor fund, adjusted to reflect historical expenses at the levels projected (absent reimbursements) for that Fund at the time of the CTF Reorganization.

    The Funds may also from time to time include in advertisements or other communications a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of a Fund with other measures of investment return.

                               FUND TRANSACTIONS

    The Adviser places orders for all Funds for all purchases and sales of Fund securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of Fund securities on behalf of all Funds. See "Investment Objectives and Policies."

    Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

    Portfolio transactions for a Fund will be undertaken principally to accomplish the Fund's objective in relation to expected movements in the general level of interest rates. The Funds may engage in short-term trading consistent with their objectives. See "Investment Objectives and Policies--Fund Turnover".

    In connection with Fund transactions, the overriding objective is to obtain the best execution of purchase and sales orders.

    Under the Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Funds to pay a broker-dealer, which provides brokerage and research services to the Adviser, the Funds and/or other accounts for which the Adviser exercises investment discretion, an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to accounts over which it exercises investment discretion. Not all of such services are useful or of value in advising the Funds. The Adviser reports to the Board of Trustees regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds. The term "brokerage and research services" includes:
(i) advice as to the value of securities; (ii) the advisability of investing in, purchasing or selling securities; (iii) the availability of securities or of purchasers or sellers of securities; (iv) furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (v) effecting securities transactions and performing incidental functions, such as clearance and settlement.

    Brokerage and research services received from such broker-dealers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Advisory Agreements. The management fees that the Funds pay to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Funds' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to the Adviser in serving one or more of its other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Adviser in carrying out its obligations to the Funds. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff.

    The Funds paid brokerage commissions for the fiscal periods indicated as follows:

                                                                                      FOR THE FISCAL PERIOD
                                     FISCAL            FISCAL            FISCAL         NOVEMBER 1, 2001
                                   YEAR ENDED        YEAR ENDED        YEAR ENDED            THROUGH
                                OCTOBER 31, 1999  OCTOBER 31, 2000  OCTOBER 31, 2001   DECEMBER 31, 2001*
                                ----------------  ----------------  ----------------  ---------------------
Large Cap Value Fund               $3,062,329         $874,352          $162,179             $ 5,160
Large Cap Growth Fund                 506,955          954,134           938,245              53,260

  *  The Funds changed their fiscal year ends from 10/31 to 12/31.

    Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of a Fund's brokerage transactions to affiliates of the Adviser. Under the 1940 Act, persons affiliated with the Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. However, affiliated persons of the Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which Morgan or an affiliate is a member or in a private placement in which Morgan or an affiliate serves as placement agent except pursuant to procedures adopted by the Board of Trustees of the Fund that either comply with rules adopted by the SEC or with interpretations of the SEC's staff.

    On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other customers including other Funds, the Adviser to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to a Fund. In some instances, this procedure might adversely affect a Fund.

    If a Fund that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which a Fund may write may be affected by options written by the Adviser for other investment Advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

                              MASSACHUSETTS TRUST

    The Trust is a trust fund of the type commonly known as a "Massachusetts business trust" of which each Fund is a separate and distinct series. A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability described below.

    Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust which is not the case for a corporation. However, the Trust's Declaration of Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of any Fund and that every written agreement, obligation, instrument or undertaking made on behalf of any Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

    No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Funds.

    The Trust's Declaration of Trust further provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally, that no Trustee, officer, employee or agent of a Fund is liable to a Fund or to a shareholder, and that no Trustee, officer, employee, or agent is liable to any third persons in connection with the affairs of a Fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of a Fund. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee, or agent is entitled to be indemnified against all liability in connection with the affairs of a Fund.

    The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

                             DESCRIPTION OF SHARES

    The Trust is comprised of 10 separate series of shares of beneficial interest. See "Massachusetts Trust."

    The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares (of any series, if applicable) without changing the proportionate beneficial interest of each shareholder in a Fund (or in the assets of other series, if applicable). Each share represents an equal proportional interest in a Fund with each other share. Upon liquidation of a Fund, holders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. See "Massachusetts Trust." Shares of a Fund have no preemptive or conversion rights and are fully paid and non-assessable. The rights of redemption and exchange are described in the Prospectus and elsewhere in this Statement of Additional Information.

    The shareholders of the Trust are entitled to one vote for each dollar of net asset value (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of the Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Trust's Declaration of Trust.

    Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

    Shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the Trust's shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the Trust's outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any

Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

    The Trustees have authorized the issuance and sale to the public of 14 series of the Trust. The Trustees may, however, authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The proceeds from the issuance of any additional series would be invested in separate, independently managed Funds with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset valuation procedures. Any additional classes would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances. All consideration received by the Trust for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of any additional series or class will approve the adoption of any management contract or distribution plan relating to such series or class and of any changes in the investment policies related thereto, to the extent required by the 1940 Act.

    For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see "Redemption of Shares".

    As of July 31, 2002, the following owned of record, or to the knowledge of management, beneficially owned more than 5% of the outstanding shares of each
Fund:

Large Cap Value Fund (1)
Balsa & Co. Rebate Account                 48.00%
  Mutual Funds Unit 16 HCB 340
  P.O. Box 2558
  Houston, TX 77252-2558
Pelin & Co.                                37.15%
  Rebate Account
  c/o JPMorgan Chase Bank
  Attn. Mutual Funds
  P.O. Box 31412
  Rochester, N.Y. 14603-1412
LIVA & Company                             11.62%
  Rebate Account
  c/o JPMorgan Chase Bank
  Attn. Mutual Funds
  P.O. Box 31412
  Rochester, N.Y. 14603-1412
Large Cap Growth Fund (2)
Balsa & Co. Rebate Account                 46.47%
  Mutual Funds Unit 16 HCB 340
  P.O. Box 2558
  Houston, TX 77252-2558
Pelin & Co.                                33.16%
  Rebate Account
  c/o JPMorgan Chase Bank
  Attn. Mutual Funds
  P.O. Box 31412
  Rochester, N.Y. 14603-1412
LIVA & Company                            1526.40%
  Rebate Account
  c/o JPMorgan Chase Bank
  Attn. Mutual Funds
  P.O. Box 31412
  Rochester, N.Y. 14603-1412

(1)  Formerly the JPMorgan Select Equity Income Fund.
(2)  Formerly the JPMorgan Select Equity Large Cap Growth Fund.

                         DISTRIBUTIONS AND TAX MATTERS

    The following is only a summary of certain additional material tax considerations generally affecting the Funds and their shareholders that are not described in the respective Fund's Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in the Funds' Prospectus are not intended as substitutes for careful tax planning.

                QUALIFICATION AS A REGULATED INVESTMENT COMPANY

    Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. Additionally, each Fund intends to remain qualified as a regulated investment company under Subchapter M of the Code. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid ) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of its net investment income and any net tax-exempt income for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

    In addition to satisfying the Distribution Requirement for each taxable year, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

    In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and (2) no more than 25% of the value of its total assets may be invested in the securities of any one issuer, (other than U.S. government securities and securities of other regulated investment companies), or of two or more issuers which a Fund controls and which are engaged in the same, similar or related trades or businesses.

    Under the Code, gains or losses attributable to the disposition of foreign currency or to certain foreign currency contracts, or to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such expenses or liabilities, are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on the disposition of debt securities held by a Fund, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates are also treated as ordinary income or loss.

    Each Fund may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and/or short sales. See "Investment Objectives and Policies." Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Fund and defer recognition of certain of the Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a Fund to "mark to market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

    Each Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price) or securities having market discount (i.e., an amount equal to the excess of the stated redemption price of the security over the basis of such security immediately after it was acquired), if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount security, all or a portion of any deduction for any interest expenses incurred to purchase or hold such a security may be deferred until such security is sold or otherwise disposed.

    Under the Code, gains or losses attributable to the disposition of foreign currency or to certain foreign currency contracts, or to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such expenses or liabilities, are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on the disposition of debt securities held by a Fund, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates are also treated as ordinary income or loss.

    At December 31, 2001, the Funds had capital loss carryovers which will be available to offset future capital gains. The amount of the carryovers and the expiration dates are as follows:

                                          CAPITAL LOSS   EXPIRATION
                                          CARRYFORWARDS     DATE
                                          -------------  ----------
Large Cap Value Fund                       $   461,042    12/31/08
                                               322,538    12/31/09
                                           -----------
                                               783,580
Large Cap Growth Fund                       50,265,633    12/31/08
                                             3,300,904    12/31/09
                                           -----------
                                            53,566,537

    To the extent that these capital losses are used to offset future capital gains, it is probable that gains so offset will not be distributed to shareholders.

    If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current or accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction in the case of corporate shareholders.

                  EXCISE TAX ON REGULATED INVESTMENT COMPANIES

    A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending
November 30 or December 31, for its taxable year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

    Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

                               FUND DISTRIBUTIONS

    Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends received deduction for corporations only to the extent discussed below.

    Each Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend," it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.

    Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

    The maximum rate of tax on long-term capital gains of individuals is generally 20% with respect to capital assets held for more than 12 months and 18% with respect to capital assets with a holding period of more than 5 years beginning after December 31, 2000.

    Large Cap Value Fund typically declares ordinary income dividends daily and pays them at least monthly. Large Cap Growth Fund generally distributes any net investment income at least quarterly.

    Ordinary income dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by a Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 90 day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 180 day period beginning 90 days before such date in the case of certain preferred stock) under the rules of Code Sections 246(c)(3) and (4); (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the dividends received deduction for a corporate shareholder may be disallowed or reduced if a corporate shareholder fails to satisfy the foregoing requirement with respect to its shares of the Fund.

    For purposes of the corporate alternative minimum tax ("AMT"), the corporate dividends received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMT. However, corporate shareholders will generally be required to take the full amount of any dividend received from a Fund into account (without a dividends received deduction) in determining its adjusted current earnings.

    Investment income that may be received by the Funds from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Funds to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known.

    The Funds invest in equity securities of foreign issuers. If a Fund purchases shares in certain foreign corporations (referred to as passive foreign investment companies ("PFICs") under the Code), the Fund may be subject to federal income tax on a portion of any "excess distribution" from such foreign corporation, including any gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. In addition, certain interest charges may be imposed on the Fund as a result of such distributions. If a Fund were to invest in a PFIC and elected to treat the PFIC as a qualified electing fund (a "QEF")--in lieu of the foregoing requirements, the Fund would be required to include each year in its income and distribute to shareholders in accordance with the distribution requirements of the Code, a pro rata portion of the QEF's ordinary earnings and net capital gain, whether or note distributed to the Fund.

    Alternatively, a Fund may be allowed to "mark to market" any stock held by it in a PFIC. If the Fund made such an election, the Fund would be required to include in income each year and distribute to shareholders in accordance with the distribution requirements of the code, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by the Fund for prior taxable years.

    Distributions by a Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

    Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

    Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by a Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

    A Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all,
(2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient." Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a shareholder's federal income tax liability, provided the appropriate information is furnished to the IRS.

                          SALE OR REDEMPTION OF SHARES

    A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares.

                              FOREIGN SHAREHOLDERS

    Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

    If the income from a Fund is not effectively connected with a U.S. trade or business carried on by such foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Fund, and capital gain dividends and amounts retained by a Fund that are designated as undistributed capital gains.

    If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

    In the case of foreign non-corporate shareholders, a Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

    The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in any Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. federal gift tax, but the value of shares of the Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.

                          STATE AND LOCAL TAX MATTERS

    Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes. Most states provide that a RIC may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U. S. government securities (such as U. S. Treasury obligations). Thus, for residents of these states, distributions derived from a Fund's investment in certain types of U. S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local income taxes if such securities had been held directly by the respective shareholders themselves. Certain states, however, do not allow a RIC to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U. S. government securities unless the RIC holds at least a required amount of U. S. government securities. Accordingly, for residents of these states, distributions derived from a Fund's investment in certain types of U. S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U. S. government securities directly. Shareholders' dividends attributable to a Fund's income from repurchase agreements generally are subject to state and local income taxes, although statutes and regulations vary in their treatment of such income. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U. S. government securities. To the extent that a Fund invests to a substantial degree in U. S. government securities which are subject to favorable state and local tax treatment, shareholders of such Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities. Rules of state and local taxation of ordinary income dividends and capital gain dividends from RICs may differ from the rules for U. S. federal income taxation in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

                          EFFECT OF FUTURE LEGISLATION

    The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

                             ADDITIONAL INFORMATION

    As used in this Statement of Additional Information and the Prospectus, the term "majority of the outstanding voting securities" means the vote of (i) 67% or more of the Fund's shares or the Fund's outstanding voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding shares or the Fund's outstanding voting securities are present or represented by proxy, or

(ii) more than 50% of the Fund's outstanding shares or the Fund's outstanding voting securities, whichever is less.

    Telephone calls to the Funds, JPMorgan Chase Bank or a Financial Professional as shareholder servicing agent may be tape recorded. With respect to the securities offered hereby, this Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act and the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The registration statements including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

    Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable Registration Statements. Each such statement is qualified in all respects by such reference.

    No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectuses and this Statement of Additional Information, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Funds or the Distributor. The Prospectus and this Statement of Additional Information do not constitute an offer by any Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or the Distributor to make such offer in such jurisdictions.

                              FINANCIAL STATEMENTS

    The Funds' financial statements and the report thereon of PricewaterhouseCoopers LLP are incorporated herein by reference to the Funds' December 31, 2001 annual report filing made with the SEC on March 5, 2002 (Accession No. 0000912507-02-008667) and the Funds' June 30, 2002 semi-annual
report filing made with the SEC on              (Accession No.
                   ) pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder.

                  APPENDIX A--DESCRIPTION OF SECURITY RATINGS

                STANDARD & POOR'S CORPORATE AND MUNICIPAL BONDS

    AAA--Debt rated AAA have the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

    AA--Debt rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

    A--Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB--Debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

    BB--Debt rated BB are regarded as having less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

    B--An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    CCC--An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

    CC--An obligation rated CC is currently highly vulnerable to nonpayment.

    C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

                     COMMERCIAL PAPER, INCLUDING TAX EXEMPT

    A--Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

    A-1--This designation indicates that the degree of safety regarding timely payment is very strong.

                          SHORT-TERM TAX-EXEMPT NOTES

    SP-1--The short-term tax-exempt note rating of SP-1 is the highest rating assigned by Standard & Poor's and has a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

    SP-2--The short-term tax-exempt note rating of SP-2 has a satisfactory capacity to pay principal and interest.

                     MOODY'S CORPORATE AND MUNICIPAL BONDS

    Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

    A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                     COMMERCIAL PAPER, INCLUDING TAX EXEMPT

    PRIME-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

    -  Leading market positions in well established industries.
    -  High rates of return on funds employed.
    - Conservative capitalization structures with moderate reliance on debt and ample asset protection.
    - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
    - Well established access to a range of financial markets and assured sources of alternate liquidity.

                          SHORT-TERM TAX EXEMPT NOTES

    MIG-1--The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

    MIG-2--MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.

                                     PART C


                            MUTUAL FUND SELECT GROUP
                            PART C. OTHER INFORMATION

ITEM 23.   Exhibits

Exhibit
Number
- -------
(a)1        Declaration of Trust (1)
(a)2        Amendment No. 2 to Declaration of Trust. (filed herewith)
(b)         By-laws. (1)
(d)1        Form of Investment Advisory Agreement. (1)

(d)2        Form of Investment Subadvisory Agreement. (1)
            Manhattan Bank and Chase Asset Management (London) Limited (1)
(e)         Form of Distribution Agreement.(5)
(f)1        Form of Retirement Plan for Eligible Trustees.(2)
(f)2        Form of Deferred Compensation Plan for Eligible Trustees. (2)
(g)         Form of Custodian Agreement. (1)
(h)1        Form of Transfer Agency Agreement. (1)
(h)2        Form of Administration Agreement. (1)
(j)         Consent of Independent Accountants. (to be filed by amendment)

(i)         Opinion re: Legality of Securities being Registered. (4)
(l)         Form of Share Purchase Agreement. (3)
(m)         Form of Rule 18f-3 Multi-Class Plan.(5)
Ex. 99(n)1  Powers of Attorney for:
            William J. Armstrong, Roland R. Eppley, Jr., George Gatch, Ann
            Maynard Gray, Matthew Healey, Fergus Reid, III, James J.
            Schonbachler, Leonard M. Spalding, H. Richard Vartabedian and
            David Wezdenko.(5)
Ex. 99(n)2  Power of Attorney for Robert J. Higgins. (filed herewith)


---------------------

(1) Filed as an exhibit to the Registration Statement on Form N-1A of the Registrant (File No. 333-13317) as filed with the Securities and Exchange Commission on October 2, 1996.
(2) Incorporated by reference to Amendment No. 6 to the Registration Statement on Form N-1A of Mutual Fund Group (File No. 33-14196) as filed with the Securities and Exchange Commission on March 23, 1990.
(3) Filed as an exhibit to Pre-effective Amendment No. 1 as filed with the Securities and Exchange Commission on November 15, 1996.
(4) Filed as an exhibit to Pre-effective Amendment No. 2 as filed with the Securities and Exchange Commission on December 19, 1996.
(5) Incorporated by reference to Amendment No. 9 to the Registration Statement filed with the SEC on September 7, 2001.
(6) Incorporated by reference to Amendment No. 12 to the Registration Statement filed with the SEC on February 28, 2002

ITEM 24.  Persons Controlled by or Under Common
          Control with Registrant


          Not applicable

ITEM 25.  Indemnification


          Reference is hereby made to Article V of the Registrant's Declaration of Trust.

          The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser, administrator and distributor are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

          Under the terms of the Registrant's Declaration of Trust, the Registrant may indemnify any person who was or is a Trustee, officer or employee of the Registrant to the maximum extent permitted by law; provided, however, that any such indemnification (unless ordered by a court) shall be made by the Registrant only as authorized in the specific case upon a determination that indemnification of such persons is proper in the circumstances. Such determination shall be made (i) by the Trustees, by a majority vote of a quorum which consists of Trustees who are neither in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the proceeding, or (ii) if the required quorum is not obtainable or, if a quorum of such Trustees so directs, by independent legal counsel in a written opinion. No indemnification will be provided by the Registrant to any Trustee or officer of the Registrant for any liability to the Registrant or shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

          Insofar as the conditional advancing of indemnification monies for actions based upon the Investment Company Act of 1940 may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds that amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

             Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of it counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.



ITEM 26.  Business and Other Connections of Investment Adviser.

The business of the Adviser is summarized in the Prospectus constituting Part A of this Registration Statement, which is incorporated herein by reference. The business or other connections of each director and officer of J.P. Morgan is currently listed in the investment advisor registration on Form ADV for J.P. Morgan (File No. 801-21011).

ITEM 27.  Principal Underwriters


          (a) J.P. Morgan Fund Distributors, Inc. (the "Distributor") is the principal underwriter of the Registrant's shares.

           J.P. Morgan Fund Distributors, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. J.P. Morgan Fund Distributors, Inc. is located at 1211 Avenue of the Americas, New York, New York 10036. J.P. Morgan Fund Distributors, Inc. is a wholly-owned subsidiary of The BISYS Group, Inc.

           J.P. Morgan Fund Distributors, Inc. acts as principal underwriters for the following investment companies:

           Fleming Mutual Fund Group, Inc.
           J.P. Morgan Funds
           J.P. Morgan Institutional Funds
           J.P. Morgan Series Trust
           J.P. Morgan Series Trust II
           Mutual Fund Group
           Mutual Fund Investment Trust
           Mutual Fund Select Group
           Mutual Fund Select Trust
           Mutual Fund Trust
           Mutual Fund Variable Annuity Trust
           Growth and Income Portfolio
           JPMorgan Value Opportunities Fund

          (b) The following is a list of the executive officers, directors and partners of J.P. Morgan Fund Distributors, Inc.

                                    Position and Offices                                Position and Offices
Name and Address                    with Distributor                                    with the Registrant
- ----------------                    --------------------                                --------------------

Lynn J. Mangum                      Chairman                                             None
90 Park Ave.
New York, NY 10016

Charles Linn Booth                  Vice President/Assistant Compliance Officer          None
3435 Stelzer Road
Columbus, OH 43219

Dennis Sheehan                      Director/Treasurer                                   None
90 Park Ave.
New York, NY 10016

Kevin J. Dell                       Secretary                                            None
90 Park Ave.
New York, NY 10016

Edward S. Forman                    Assistant Secretary                                  None
90 Park Ave.
New York, NY 10016

Olu T. Lawal                        Financial Operations Officer                         None
90 Park Ave.
New York, NY 10016

Patrick William McKeon              Chief Compliance Officer                             None
90 Park Ave.
New York, NY 10016

William J. Tomko                    President                                            None
3435 Stelzer Road
Columbus, OH 43219

          (c) Not applicable

ITEM 28.  Location of Accounts and Records


          The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:


                  Name                                               Address
                  ----                                               -------
J.P. Morgan Fund Distributors, Inc.                                  522 Fifth Avenue
                                                                     New York, NY 10036

DST Systems, Inc.                                                    210 W. 10th Street,
                                                                     Kansas City, MO 64105

JPMorgan Chase Bank                                                  270 Park Avenue,
                                                                     New York, NY 10017

J.P. Morgan Fleming Asset Mangement, Inc. (USA)                      522 Fifth Avenue
                                                                     New York, NY 10036

J.P. Morgan Fleming Asset Management, (London) Limited               Colvile House
                                                                     32 Curzon Street
                                                                     London, England W1Y8AL

JPMorgan Chase Bank                                                  One Chase Square,
                                                                     Rochester, NY 14363


ITEM 29.  Management Services


          Not applicable


ITEM 30.  Undertakings


                  (1) Registrant undertakes that its trustees shall promptly call a meeting of shareholders of the Trust for the purpose of voting upon the question of removal of any such trustee or trustees when requested in writing so to do by the record holders of not less than 10 per centum of the outstanding shares of the Trust. In addition, the Registrant shall, in certain circumstances, give such shareholders assistance in communicating with other shareholders of a fund as required by Section 16(c) of the Investment Company Act of 1940.

                  (2) The Registrant, on behalf of the Funds, undertakes, provided the information required by Item 5A is contained in the latest annual report to shareholders, to furnish to each person to whom a prospectus has been delivered, upon their request and without charge, a copy of the Registrant's latest annual report to shareholders.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) and has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and State of New York on the 30th day of August, 2002.

                                              MUTUAL FUND SELECT GROUP

                                              By: /s/ George Gatch
                                              --------------------------
                                                      George Gatch
                                                      President

                                                  /s/ David Wezdenko
                                              --------------------------
                                                      David Wezdenko
                                                      Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on August 30, 2002.

             *                     Chairman and Trustee
- -------------------------------
    Fergus Reid, III

             *                     Trustee
- -------------------------------
    William J. Armstrong

             *
- -------------------------------  Trustee
    Roland R. Eppley, Jr.

             *                     Trustee
- -------------------------------
    Ann Maynord Gray

             *                     Trustee
- -------------------------------
    Matthew Healey

             *                     Trustee
- -------------------------------
    Robert J. Higgins

             *
- -------------------------------  Trustee
    James J. Schonbachler

             *                     Trustee
- -------------------------------
    Leonard M. Spalding, Jr.

*By: /s/ David Wezdenko
- -------------------------------
        David Wezdenko
        Attorney-in-Fact

                               EXHIBIT INDEX

       EXHIBIT NO.                     DESCRIPTION
       -----------                     -----------
       (a)2                            Amendment No. 2 to Declaration of Trust.

       Ex. 99(n)2                      Power of Attorney for Robert J. Higgins.